CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

Depositor,

DLJ MORTGAGE CAPITAL, INC.,

Seller,

WELLS FARGO BANK N.A.,

Servicer, Master Servicer and Trust Administrator,

BANK OF AMERICA, NATIONAL ASSOCIATION

Servicer,

UNIVERSAL MASTER SERVICING, LLC.,

Servicer,

SELECT PORTFOLIO SERVICING, INC.,

Servicer, Special Servicer, and Modification Oversight Agent

and

U.S. BANK NATIONAL ASSOCIATION,

Trustee

SERIES SUPPLEMENT DATED AS OF SEPTEMBER 1, 2007

TO

STANDARD TERMS OF THE POOLING AND SERVICING AGREEMENT

Dated as of September 1, 2007

relating to

CSMC MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-6

TABLE OF CONTENTS

ARTICLE I DEFINITIONS

8

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND

WARRANTIES

33

SECTION 2.01

Conveyance of Trust Fund.

33

SECTION 2.02

Acceptance by the Trustee.

34

SECTION 2.03

Representations and Warranties of the Seller, Master Servicer, the

Modification Oversight Agent and Servicers.

34

SECTION 2.04

Representations and Warranties of the Depositor as to the

Mortgage Loans.

34

SECTION 2.05

Delivery of Opinion of Counsel in Connection with Substitutions.

35

SECTION 2.06

Issuance of Certificates.

35

SECTION 2.07

REMIC Provisions.

35

SECTION 2.08

Covenants of the Master Servicer and each Servicer.

40

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

41

SECTION 3.01

Master Servicing and Servicing of Mortgage Loans.

41

SECTION 3.02

Subservicing; Enforcement of the Obligations of Sub-Servicers.

41

SECTION 3.03

Master Servicing by Master Servicer of SPS Serviced Mortgage

Loans, Bank of America Serviced Mortgage Loans, UMS

Serviced Mortgage Loans and Wells Fargo Serviced Mortgage

Loans

43

SECTION 3.04

Trustee to Act as Master Servicer or Servicer.

43

SECTION 3.05

Collection of Mortgage Loans; Collection Accounts; Certificate

Account.

43

SECTION 3.06

Establishment of and Deposits to Escrow Accounts; Permitted

Withdrawals from Escrow Accounts; Payments of Taxes,

Insurance and Other Charges.

44

SECTION 3.07

Access to Certain Documentation and Information Regarding the

Non-Designated Mortgage Loans; Inspections.

45

SECTION 3.08

Permitted Withdrawals from the Collection Accounts and

Certificate Account.

45

SECTION 3.09

Maintenance of Hazard Insurance; Mortgage Impairment

Insurance and Mortgage Guaranty Insurance Policy; Claims;

Restoration of Mortgaged Property.

45

SECTION 3.10

Enforcement of Due-on-Sale Clauses; Assumption Agreements.

45

SECTION 3.11

Realization Upon Defaulted Mortgage Loans; Repurchase of

Certain Mortgage Loans.

45

SECTION 3.12

Trustee and Trust Administrator to Cooperate; Release of

Mortgage Files.

45

SECTION 3.13

Documents, Records and Funds in Possession a Servicer to be

Held for the Trust.

45

SECTION 3.14

Servicing Compensation and Master Servicing Compensation.

45

SECTION 3.15

Access to Certain Documentation.

45

SECTION 3.16

Maintenance of Fidelity Bond and Errors and Omissions

Insurance.

46

SECTION 3.17

Special Serviced Mortgage Loans.

46

SECTION 3.18

Designated Mortgage Loans.

48

SECTION 3.19

Indemnification of Servicers and Master Servicer

47

SECTION 3.20

Prepayment Premiums

47

SECTION 3.21

[Reserved]

48

ARTICLE IV PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

49

SECTION 4.01

Priorities of Distribution.

49

SECTION 4.02

Allocation of Losses.

52

SECTION 4.03

Recoveries.

52

SECTION 4.04

Monthly Statements to Certificateholders.

53

SECTION 4.05

Servicers and Master Servicer to Cooperate.

54

SECTION 4.06

[Reserved]

55

SECTION 4.07

Deposit of Uncertificated REMIC Interests.

55

SECTION 4.08

[Reserved]

55

SECTION 4.09

[Reserved]

55

SECTION 4.10

[Reserved]

55

ARTICLE V ADVANCES BY THE MASTER SERVICER AND SERVICERS

56

SECTION 5.01

Advances by the Master Servicer and Servicers.

56

ARTICLE VI THE CERTIFICATES

57

SECTION 6.01

The Certificates.

57

SECTION 6.02

Registration of Transfer and Exchange of Certificates.

58

SECTION 6.03

Mutilated, Destroyed, Lost or Stolen Certificates.

63

SECTION 6.04

Persons Deemed Owners.

63

SECTION 6.05

Access to List of Certificateholders’ Names and Addresses.

63

SECTION 6.06

Maintenance of Office or Agency.

64

SECTION 6.07

Book-Entry Certificates.

64

SECTION 6.08

Notices to Clearing Agency.

64

SECTION 6.09

Definitive Certificates.

64

ARTICLE VII THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE

MODIFICATION OVERSIGHT AGENT, THE SERVICERS AND THE

SPECIAL SERVICER

65

SECTION 7.01

Liabilities of the Seller, the Depositor, the Master Servicer, the

Servicers, the Modification Oversight Agent and the Special

Servicer.

65

SECTION 7.02

Merger or Consolidation of the Seller, the Depositor, the Master

Servicer, the Modification Oversight Agent, the Servicers or the

Special Servicer.

65

SECTION 7.03

Limitation on Liability of the Seller, the Depositor, the Master

Servicer, the Modification Oversight Agent, the Servicers, the

Special Servicer and Others.

65

SECTION 7.04

Master Servicer, the Modification Oversight Agent, and Servicer

Not to Resign; Transfer of Servicing.

66

SECTION 7.05

Master Servicer, Seller, Special Servicer and Servicers May Own

Certificates.

66

ARTICLE VIII DEFAULT

67

SECTION 8.01

Events of Default.

67

SECTION 8.02

Master Servicer to Act; Appointment of Successor.

67

SECTION 8.03

Notification to Certificateholders.

67

SECTION 8.04

Waiver of Events of Default.

67

ARTICLE IX CONCERNING THE TRUSTEE

68

SECTION 9.01

Duties of Trustee.

68

SECTION 9.02

Certain Matters Affecting the Trustee.

68

SECTION 9.03

Trustee Not Liable for Certificates or Mortgage Loans.

68

SECTION 9.04

Trustee May Own Certificates.

68

SECTION 9.05

Trustee’s Fees and Expenses.

68

SECTION 9.06

Eligibility Requirements for Trustee.

68

SECTION 9.07

Resignation and Removal of Trustee.

68

SECTION 9.08

Successor Trustee.

68

SECTION 9.09

Merger or Consolidation of Trustee.

68

SECTION 9.10

Appointment of Co-Trustee or Separate Trustee.

68

SECTION 9.11

Office of the Trustee.

68

ARTICLE X CONCERNING THE TRUST ADMINISTRATOR

69

SECTION 10.01

Duties of Trust Administrator.

69

SECTION 10.02

Certain Matters Affecting the Trust Administrator.

69

SECTION 10.03

Trust Administrator Not Liable for Certificates or Mortgage

Loans.

69

SECTION 10.04

Trust Administrator May Own Certificates.

69

SECTION 10.05

Trust Administrator’s Fees and Expenses.

69

SECTION 10.06

Eligibility Requirements for Trust Administrator.

70

SECTION 10.07

Resignation and Removal of Trust Administrator.

70

SECTION 10.08

Successor Trust Administrator.

71

SECTION 10.09

Merger or Consolidation of Trust Administrator.

71

SECTION 10.10

Appointment of Co-Trust Administrator or Separate Trust

Administrator.

71

SECTION 10.11

Office of the Trust Administrator.

71

SECTION 10.12

Tax Return.

71

SECTION 10.13

[Reserved].

71

SECTION 10.14

[Reserved].

71

ARTICLE XI TERMINATION

72

SECTION 11.01

Termination upon Liquidation or Purchase of all Mortgage Loans.

72

SECTION 11.02

Determination of the Terminating Entity

73

SECTION 11.03

Procedure Upon Optional Termination or Auction Sale.

74

SECTION 11.04

Additional Termination Requirements.

75

ARTICLE XII MISCELLANEOUS PROVISIONS

77

SECTION 12.01

Amendment.

77

SECTION 12.02

Recordation of Agreement; Counterparts.

78

SECTION 12.03

Governing Law.

79

SECTION 12.04

Intention of Parties.

79

SECTION 12.05

Notices.

79

SECTION 12.06

Severability of Provisions.

80

SECTION 12.07

Limitation on Rights of Certificateholders.

80

SECTION 12.08

Certificates Nonassessable and Fully Paid.

80

SECTION 12.09

Protection of Assets.

80

SECTION 12.10

Non-Solicitation.

80

ARTICLE XIII EXCHANGE ACT REPORTING

82

SECTION 13.01

Commission Reporting.

82

SECTION 13.02

Form 10-D Reporting

82

SECTION 13.03

Form 10-K Reporting

83

SECTION 13.04

Form 8-K Reporting

85

SECTION 13.05

Delisting; Amendment; Late Filing of Reports

86

SECTION 13.06

Annual Statements of Compliance

86

SECTION 13.07

Annual Assessments of Compliance

87

SECTION 13.08

Accountant’s Attestation

89

SECTION 13.09

Sarbanes-Oxley Certification

90

SECTION 13.10

Indemnification

90

EXHIBITS

Exhibit A:

Form of Class A Certificate

A-1

Exhibit B:

Form of Class C-B Certificate

B-1

Exhibit C:

Form of Class AR and Class AR-L Certificates

C-1

Exhibit D:

Form of Class A-X Certificate

D-1

Exhibit E:

[Reserved]

E-1

Exhibit F:

Form of Class PP Certificate

F-1

Exhibit G:

[Reserved]

G-1

Exhibit H:

Form of Reverse of Certificates

H-1

Exhibit I:

Form of Servicer Information

I-1

Exhibit I-A:

Base Liquidation Report

I-16

Exhibit J:

Form of Initial Certification of Trustee

J-1

Exhibit K:

Form of Final Certification of Trustee

K-1

Exhibit L:

Form of Request for Release

L-1

Exhibit M:

Form of Transferor Certificate

M-1

Exhibit N-1:

Form of Investment Letter

N-1-1

Exhibit N-2:

Form of Rule 144A Letter

N-2-1

Exhibit N-3:

Form of Regulation S Letter

N-3-1

Exhibit O:

Form of Investor Transfer Affidavit and Agreement

O-1

Exhibit P:

Form of Transfer Certificate

P-1

Exhibit Q:

Relevant Servicing Criteria

Q-1

Exhibit R:

Additional Form 10-D Disclosure

R-1

Exhibit S:

Form of Monthly Statement to Certificateholders

S-1

Exhibit T:

Form 8-K Disclosure Information

T-1

Exhibit U:

Form of Annual Certification

U-1

Exhibit V:

Additional Disclosure Notification

V-1

Exhibit W:

Additional Form 10-K Disclosure

W-1

Exhibit X

Form of Certification Regarding Substitution of Defective Mortgage Loans

X-1

Exhibit Y:

Required Loan Level Data Fields for Monthly Reporting

Y-1

Exhibit Z:

Required Loan Level Data Fields for Cut-Off Date Report

Z-1

SCHEDULES

Schedule I:

Mortgage Loan Schedule

I-1

Schedule IIA:

Representations and Warranties of DLJMC

IIA-1

Schedule IIB:

Representations and Warranties of Wells Fargo

IIB-1

Schedule IIC:

Representations and Warranties of SPS

IIC-1

Schedule IID:

Representations and Warranties of Wells Fargo

IID-1

Schedule IIE:

Representations and Warranties of UMS

IIE-1

Schedule IIF:

Representations and Warranties of Bank of America

IIF-1

Schedule IIIA:

Representations and Warranties of DLJMC as to the DLJMC

Mortgage Loans

IIIA-1

THIS SERIES SUPPLEMENT, dated as of September 1, 2007 (the “Series Supplement”), to the STANDARD TERMS OF THE POOLING AND SERVICING AGREEMENT dated as of September 1, 2007 and Attached hereto Exhibit AA (the “Standard Terms” and together with this Series Supplement, the “Pooling and Servicing Agreement”) is hereby executed by and among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES  CORP., a Delaware corporation, as depositor (the “Depositor”), DLJ MORTGAGE CAPITAL, INC. (“DLJMC”), a Delaware corporation, as seller (“Seller”), WELLS FARGO BANK, N.A. (“Wells Fargo”), a national banking association, in its capacity as a servicer (a “Servicer”), as master servicer (the “Master Servicer”) and as trust administrator (the “Trust Administrator”), BANK OF AMERICA, NATIONAL ASSOCIATION (“Bank of America”), a national banking association, as a servicer (a “Servicer”), UNIVERSAL MASTER SERVICING, LLC (“UMS”), as a servicer (a “Servicer”), SELECT PORTFOLIO SERVICING, INC. (“SPS”), a Utah corporation, as a servicer (in such capacity, a “Servicer”), as a special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent (in such capacity, the “Modification Oversight Agent”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).  Capitalized terms used in this Agreement and not otherwise defined will have the meanings assigned to them in Article I below or, if not defined therein, in the Standard Terms.

The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein.  If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms.  The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

PRELIMINARY STATEMENT

As provided herein, the Trust Administrator shall elect that the Trust Fund be treated for federal income tax purposes as comprising four real estate mortgage investment conduits (each a “REMIC” or, in the alternative, “Subsidiary REMIC 1,” “Middle REMIC 1,” “Middle REMIC 2,” and “Master REMIC”).  Each Class of Certificates (other than the Class AR and Class AR-L Certificates, the Exchangeable Certificates and the Exchangeable REMIC Certificates) and each Class of Uncertificated REMIC Interests represents ownership of a regular interest in the Master REMIC for purposes of the REMIC Provisions.  The Class AR Certificates represent ownership of the sole class of residual interest in each of Middle REMIC 1, Middle REMIC 2, and the Master REMIC for purposes of the REMIC Provisions.  The Class AR-L Certificates represent ownership of the sole class of residual interest in Subsidiary REMIC 1 for purposes of the REMIC Provisions.  The Master REMIC shall hold as its assets the Class PP Reserve Fund and the several classes of uncertificated Middle Tier Interests in Middle REMIC 2 other than the Class MT2-R Interest, and each such Middle Tier Interest is hereby designated as a regular interest in Middle REMIC 2.  Middle REMIC 2 shall hold as its assets the several classes of uncertificated Middle Tier Interests in Middle REMIC 1 other than the Class MT1-R Interest, and each such Middle Tier Interest is hereby designated as a regular interest in Middle REMIC 1.  Middle REMIC 1 shall hold as its assets the several classes of uncertificated Lower Tier Interests in Subsidiary REMIC 1, other than the Class LT1-R Interest, and each such Lower Tier Interest is hereby designated as a regular interest in Subsidiary REMIC 1.  Subsidiary REMIC 1 shall hold as its assets the Mortgage Loans and all collections and accounts related thereto.  The startup day for each REMIC created hereby for purposes of the REMIC Provisions is the Closing Date.  In addition, for purposes of the REMIC Provisions, the latest possible maturity date for each regular interest in each REMIC created hereby is the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

Subsidiary REMIC 1

The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each uncertificated REMIC interest in Subsidiary REMIC 1:

Subsidiary REMIC 1 Interest	Initial Principal Balance	Interest Rate	Corresponding Class of Master REMIC Certificates
LT1-A-IO	(1)	(2)	N/A
LT1-Grp	(3)	(4)	N/A
LT1-R	(5)	(5)	N/A

________________

(1)

This interest has an initial principal balance equal to the aggregate Stated Principal Balances, as of the Cut-off Date, of the Class A-IO Mortgage Loans.

(2)

This interest shall bear interest at a per annum rate equal to the weighted average of the Net Mortgage Rates of the Class A-IO Mortgage Loans.

(3)

This interest has an initial principal balance equal to the aggregate Stated Principal Balances, as of the Cut-Off Date, of each Mortgage Loan other than the Class A-IO Mortgage Loans.

(4)

This interest shall bear interest at a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, other than the Class A-IO Mortgage Loans.

(5)

The Class LT1-R Interest does not have a principal balance and is not entitled to interest and represents the sole class of residual interest in Subsidiary REMIC 1.  The Class AR-L Certificate represents beneficial ownership interest of the Class LT1-R Interest.

On each Distribution Date, the Trust Administrator shall allocate interest (in an amount equal to the aggregate amount of interest distributable on such Distribution Date with respect to the Mortgage Loans) to the Interests in Subsidiary REMIC 1 at the rates shown above, pro rata, based on the amount of interest accrued on each such Interest for the related Interest Accrual Period.

On each Distribution Date, principal collections and realized losses with respect to the Mortgage Loans shall be allocated as follows:

(i) First, to the class LT1-A-IO Interest, until its principal balance is equal to the principal balance of the Class A-IO Mortgage Loans immediately after such Distribution Date; and

(ii) Second, to the LT1-Grp Interest, any remaining amounts.

Any Assigned Prepayment Premiums payable to the Class PP Certificates with respect to the Mortgage Loans shall be allocated to the Class LT1-Grp Interest.

Middle REMIC 1

The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each class of Middle REMIC 1 Interests.

Middle REMIC 1 Interest	Initial Principal Balance	Interest Rate	Corresponding Class of Master REMIC Certificates
MT1-A-IO	(1)	1.00%	A-IO
MT1-Grp(5)	(2)	(3)	N/A
MT1-R	(4)	(4)	N/A

________________

(1)

This is an interest-only interest and shall have a notional balance at all times equal to the Class Notional Amount of the Class A-IO Certificates.

(2)

This interest has an initial principal balance equal to the aggregate of the Stated Principal Balances of each Mortgage Loan as of the Cut-Off Date.

(3)

This interest shall bear interest at a per annum rate equal to the Net WAC.

(4)

The Class MT1-R Interest is the sole class of residual interest in Middle REMIC 1.  It does not have an interest rate or a principal balance.

(5)

This interest shall also be entitled to receive Assigned Prepayment Premiums payable to the Class PP Certificates.

On each Distribution Date, the Trust Administrator shall allocate interest (in an amount equal to the aggregate amount of interest distributable on such Distribution Date with respect to the Mortgage Loans) to the Interests in Middle REMIC 1 at the rates shown above, pro rata, based on the amount of interest accrued on each such Interest for the related Interest Accrual Period.

On each Distribution Date, principal collections and realized losses with respect to the Mortgage Loans shall be allocated to the Class MT1-Grp interest.

Middle REMIC 2

The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each class of Middle REMIC 2 Interests.

Middle REMIC 2 Interests	Initial Principal Balance	Interest Rate (per annum)	Corresponding Class of Master REMIC Certificates
MT2-A-3	(1)	(3)	A-3, A-4
MT2-A-5	(1)	(3)	A-5, A-6
MT2-C-B-1(5)	(1)	(3)	C-B-1
MT2-C-B-2	(1)	(3)	C-B-2
MT2-C-B-3	(1)	(3)	C-B-3
MT2-C-B-4	(1)	(3)	C-B-4
MT2-C-B-5	(1)	(3)	C-B-5
MT2-C-B-6	(1)	(3)	C-B-6
MT2-A-IO	(2)	(2)	A-IO
MT2-R	(4)	(4)	N/A

____________________

(1)

This interest has an initial principal balance equal to the class principal balance of its Corresponding Class of Master REMIC Certificates other than any interest-only certificates.

(2)

This interest does not have a principal balance and shall be entitled to receive on each Distribution Date the aggregate amount of interest that accrues on the Class MT1-A-IO Interest.

(3)

This interest shall bear interest at the Net WAC.

(4)

The Class MT2-R Interest is the sole class of residual interest in Middle REMIC 2.  It does not have an interest rate or a principal balance.

(5)

This interest shall also be entitled to receive Assigned Prepayment Premiums payable to the Class PP Certificates.

On each Distribution Date, the Trust Administrator shall allocate interest (in an amount equal to the aggregate amount of interest distributable on such Distribution Date with respect to the Mortgage Loans) to the Interests in Middle REMIC 2 at the rates shown above, pro rata, based on the amount of interest accrued on each such Interest for the related Interest Accrual Period.

On each Distribution Date, principal collections and realized losses with respect to the Mortgage Loans shall be allocated to each Middle REMIC 2 Interest in accordance with the respective amounts of principal collections and realized losses with respect to such Mortgage Loans allocated to any Corresponding Class of Master REMIC Certificates for such Middle REMIC Interest.

Master REMIC

Master REMIC Class Designation	Initial Class Principal or Class Notional Amount	Pass-Through Rate	Minimum Denominations	Integral Multiples in Excess of Minimum Denominations
A-1(1)	$618,660,210	Variable(2)	$1,000	$1
A-2(1)	$29,695,690	Variable(2)	$25,000	$1
A-3(3)	$618,660,210	6.000%(4)	$1,000	$1
A-4(3)	$618,660,210*	Variable(5)	$100,000	$1
A-5(3)	$29,695,690	6.000%(4)	$1,000	$1
A-6(3)	$29,695,690*	Variable(5)	$100,000	$1
A-7(1)	$648,355,900	6.000%(4)	$1,000	$1
A-8(1)	$648,355,900*	Variable(5)	$100,000	$1
A-9(1)	$648,355,900	Variable(2)	$1,000	$1
A-IO	$21,369,896*	1.000%	$100,000	$1
C-B-1	$17,708,000	Variable(1)	$25,000	$1
C-B-2	$5,448,000	Variable(1)	$25,000	$1
C-B-3	$2,724,000	Variable(1)	$25,000	$1
C-B-4	$3,065,000	Variable(1)	$25,000	$1
C-B-5	$2,043,000	Variable(1)	$25,000	$1
C-B-6	$1,703,053	Variable(1)	$25,000	$1
AR(6)	$50	Variable(1)	20%(7)	20%
AR-L(8)	$50	Variable(1)	20%(7)	20%
PP(9)	$681,047,053*	N/A	20%	20%

* Identifies a Class Notional Amount

(1)

These Certificates are Exchangeable Certificates which will not be issued under this Pooling and Servicing Agreement and are not interests in the Master REMIC.  The Exchangeable Certificates are issued under the Trust Agreement.

(2)

The initial Pass-Through Rate on the Class A-1, Class A-2, Class A-9, Class AR, Class AR-L, Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates is 6.4205%  per annum.  After the first Distribution Date, the per annum Pass-Through Rate on these Certificates will be equal to the Net WAC.

(3)

These Certificates shall be issued in uncertificated form and shall constitute the Uncertificated REMIC Interests.  Each Class of Exchangeable REMIC Certificates issued under the Trust Agreement will be entitled to the same distributions of interest and principal, as applicable, as the corresponding Uncertificated REMIC Interest.

(4)

(5)

The pass-through rate on the Class A-3, Class A-5 and Class A-7 Certificates will be subject to a cap equal to Net WAC.

(5)

The initial Pass-Through Rate on the Class A-4, Class A-6 and Class A-8 Certificates is 0.4205% per annum.  After the first Distribution Date, the per annum Pass-Through Rate on these Certificates will be equal to Net WAC minus 6.000% per annum.

(6)

The Class AR Certificates shall represent beneficial ownership of the MT1-R and MT2-R interests and of the residual interest in the Master REMIC.

(7)

The Class AR and Class AR-L Certificates are issued in minimum Percentage Interests of 20% increment in excess thereof, except that one Certificate of each of such Classes may be issued in an amount of $0.01.

(8)

 The Class AR-L Certificates shall represent beneficial ownership of the LT1-R Interest.

(9)

The Class PP Certificates will be entitled to receive Assigned Prepayment Premiums from certain Mortgage Loans.

The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Master REMIC as cash flow on a REMIC regular interest, without creating any shortfall—actual or potential (other than for credit losses) to any REMIC regular interest.  To the extent that the structure is believed to diverge from such intention the Trust Administrator shall resolve ambiguities to accomplish such result and shall to the extent necessary rectify any drafting errors or seek clarification to the structure without Certificateholder approval (but with guidance of counsel) to accomplish such intention.

Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates

All Classes of Certificates other than the Physical Certificates.

ERISA-Restricted Certificates

Residual Certificates, Private Certificates, and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter’s Exemption.

Exchangeable Certificates

The Class A-1, Class A-2, Class A-7, Class A-8 and Class A-9 Certificates issued under the Trust Agreement.

Exchangeable REMIC Certificates

The Class A-3, Class A-4, Class A-5 and Class A-6 Certificates issued under the Trust Agreement.

Group C-B Certificates

The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates.

Notional Amount Certificates

The Class A-4, Class A-6 and Class A-IO Certificates.

Offered Certificates

All Classes of Certificates other than the Private Certificates.

Physical Certificates

The Residual Certificates and the Private Certificates.

Private Certificates

The Class C-B-4, Class C-B-5, Class C-B-6 and Class PP Certificates.

Rating Agencies

S&P and Fitch.

Regular Certificates

All Classes of Certificates other than the Residual Certificates.

Residual Certificates

The Class AR and Class AR-L Certificates.

Senior Certificates

The Class A-3, Class A-4, Class A-5, Class A-6, Class A-IO, Class AR and Class AR-L Certificates.

Subordinate Certificates

The Group C-B Certificates.

Uncertificated REMIC Interests

The Class A-3, Class A-4, Class A-5, Class A-6 Certificates issued under this Pooling and Servicing Agreement.

All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders.  The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.  The principal balance of the Mortgage Loans as of the Cut-off Date is $681,047,053.11.

The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders under this Agreement.  However, the Depositor and the Seller will hereunder absolutely assign and, as a precautionary matter grant a security interest in and to, its rights, if any, in the related Mortgage Loans to the Trustee on behalf of Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

W I T N E S S E T H   T H A T:

In consideration of the mutual agreements herein contained, the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Modification Oversight Agent, the Trustee and the Trust Administrator agree as follows:

ARTICLE I

DEFINITIONS

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accrual Period:  For any interest-bearing Class of Certificates and for each Class of Lower Tier Interests, and any Distribution Date, the calendar month immediately preceding that Distribution Date.

Advance:  With respect to any Non-Designated Mortgage Loan, the payment required to be made by a Servicer, the Special Servicer or the Master Servicer, as applicable, with respect to any Distribution Date pursuant to Section 5.01.

With respect to any Chevy Chase Serviced Mortgage Loan, the payment required to be made by (i) Chevy Chase with respect to any Distribution Date pursuant to Section 5.03 of the Chevy Chase Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any CitiMortgage Serviced Mortgage Loan, the payment required to be made by (i) Citi Mortgage with respect to any Distribution Date pursuant to Section 11.03 of the CitiMortgage Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any Countrywide Serviced Mortgage Loan, the payment required to be made by (i) Countrywide with respect to any Distribution Date pursuant to Section 11.19 of the Countrywide Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any Fifth Third Serviced Mortgage Loan, the payment required to be made by (i) Fifth Third with respect to any Distribution Date pursuant to Section 5.03 of the Fifth Third Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any GMAC Serviced Mortgage Loan, the payment required to be made by (i) GMAC with respect to any Distribution Date pursuant to Section 5.03 of the GMAC Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any HSBC Serviced Mortgage Loan, the payment required to be made by (i) HSBC with respect to any Distribution Date pursuant to Section 11.21 of the HSBC Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any IndyMac Serviced Mortgage Loan, the payment required to be made by (i) IndyMac with respect to any Distribution Date pursuant to Section 5.03 of the IndyMac Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any JPMorgan Serviced Mortgage Loan, the payment required to be made by (i) JPMorgan with respect to any Distribution Date pursuant to Section 5.03 of the JPMorgan Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any National City Serviced Mortgage Loan, the payment required to be made by (i) National City with respect to any Distribution Date pursuant to Section 5.03 of the National City Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any SunTrust Serviced Mortgage Loan, the payment required to be made by (i) SunTrust with respect to any Distribution Date pursuant to Section 5.03 of the SunTrust Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any TB&W Serviced Mortgage Loan, the payment required to be made by (i) TB&W with respect to any Distribution Date pursuant to Section 5.03 of the TB&W Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any Wachovia Serviced Mortgage Loan, the payment required to be made by (i) Wachovia with respect to any Distribution Date pursuant to Section 5.03 of the Wachovia Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any WaMu Serviced Mortgage Loan, the payment required to be made by (i) WaMu with respect to any Distribution Date pursuant to Section 2.16 of the WaMu Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

Assigned Prepayment Premium:  Any Prepayment Premium on an SPS Serviced Mortgage Loan or on a Mortgage Loan for which DLJMC owns the Prepayment Premiums.

Available Distribution Amount:  With respect to any Distribution Date, the sum of: (i) all amounts in respect of Scheduled Payments (net of the related Expense Fees) due on the related Due Date and received prior to the related Determination Date on the Mortgage Loans, together with any Advances in respect thereof; (ii) (a) all Insurance Proceeds (to the extent not applied to the restoration of the Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer's Accepted Servicing Standards), other than Mortgage Guaranty Insurance Policy proceeds where the related REO Property has yet to be sold, and all Liquidation Proceeds received during the calendar month preceding the month of that Distribution Date on the Mortgage Loans, in each case net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loans and (b) all Recoveries, if any, for such Distribution Date; (iii) all Principal Prepayments received during the related Prepayment Period on the Mortgage Loans, excluding Prepayment Premiums; (iv) amounts received with respect to such Distribution Date as the Substitution Adjustment Amount or Purchase Price in respect of a Mortgage Loan repurchased by the Seller or purchased by a holder of a Subordinate Certificate pursuant to Section 3.11(f) or purchased by the Special Servicer pursuant to Section 3.11(g), in each case, as of such Distribution Date, in the case of clauses (i) through (iv) above reduced by amounts in reimbursement for Advances previously made and other amounts, if any, as to which a Servicer, the Master Servicer, the Custodians, the Trustee or the Trust Administrator is entitled to be reimbursed by the Trust Fund pursuant to this Agreement or the applicable Custodial Agreement, (v) any amounts payable as Compensating Interest Payments by a Servicer or the Master Servicer with respect to the Mortgage Loans on such Distribution Date, (vi) the portion of the Mortgage Loan Purchase Price paid in connection with an Optional Termination up to the amount of the Par Value and (vii) the portion of the Mortgage Loan Auction Price paid in connection with an Auction Sale up to the amount of the Par Value.

Bank of America:  Bank of America, National Association, a national banking association, and its successors and assigns.

Bank of America Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which Bank of America is the applicable Servicer.

Basis Risk Shortfall:  Not Applicable.

Book-Entry Certificates:  As specified in the Preliminary Statement.

Book-Entry Form:  Any Certificate held through the facilities of the Depository.

Basis Risk Shortfall:  Not Applicable.

Capitalized Interest Deposit:  Not Applicable.

Cash Remittance Date:  With respect to any Distribution Date and (A) Bank of America,  or SPS, by 1:00 PM New York City time the 7th calendar day preceding such Distribution Date, or if such 7th calendar day is not a Business Day, the Business Day immediately preceding such 7th calendar day, (B) Wells Fargo, by 4:00 PM New York City time the 18th calendar day of the month in which that Distribution Date occurs, or if such day is not a Business Day, the immediately following Business Day, (C) UMS, by 4:00 PM New York City time the 21st calendar day of the month in which that Distribution Date occurs, or if such day is not a Business Day, the immediately following Business Day, or (D) the Master Servicer, by 1:00 PM New York City time two Business Days preceding such Distribution Date.

Certificate:  Any Certificates executed and authenticated by the Trust Administrator on behalf of the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits A through H hereto and issued pursuant to this Agreement or the Uncertificated REMIC Interests.

Certificate Balance:  With respect to any Certificate, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof

(a)

minus all distributions of principal and allocations of Realized Losses previously made or allocated with respect thereto in accordance with Section 4.02;

(b)

minus, with respect to the Group C-B Certificates, any reduction to that Certificate pursuant to Section 4.02(b) if the excess of the aggregate Certificate Balance of the Group 1 and Group C-B Certificates, exceeds the aggregate Stated Principal Balance of the Mortgage Loans;

(c)

plus, the amount of any increase to the Certificate Balance of such Certificate pursuant to Section 4.03.

Certificate Margin:  Not Applicable.

Chevy Chase:  Chevy Chase Bank, F.S.B. and its successors and assigns.

Chevy Chase Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

Chevy Chase Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of September 1, 2007 among DLJMC, Chevy Chase, the Master Servicer, the Trustee and the Trust Administrator.

CitiMortgage:  CitiMortage, Inc., and its successors and assigns.

CitiMortgage Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

CitiMortgage Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of September 1, 2007 among DLJMC, CitiMortage, the Master Servicer, the Trustee and the Trust Administrator.

Class:  All Certificates bearing the same Class designation as set forth in the Preliminary Statement.

Class A-4 Notional Amount:  For any Distribution Date and the Class A-4 Certificates, the Class Principal Balance of the Class A-3 Certificates immediately prior to such Distribution Date.

Class A-6 Notional Amount:  For any Distribution Date and the Class A-6 Certificates, the Class Principal Balance of the Class A-5 Certificates immediately prior to such Distribution Date.

Class A Certificates:  As set forth in the Preliminary Statement.

Class A-IO Mortgage Loans:  The SPS Serviced Mortgage Loans with a Net Mortgage Rate less than 5.75%.

Class A-IO Notional Amount:  For any Distribution Date and the Class A-IO Certificates, the Stated Principal Balance of the Class A-IO Mortgage Loans.

Class C-B Certificates:  Not Applicable.

Class Interest Shortfall:  As to any Distribution Date and each Class of interest-bearing Certificates, the amount by which the amount described in clause (i) of the definition of Interest Distribution Amount for such Class, exceeds the amount of interest actually distributed on such Class on such Distribution Date.

Class Notional Amount:  Any of the Class A-4 and Class A-6 Notional Amounts, as applicable.

Class PP Notional Amount:  For any Distribution Date and the Class PP Certificates, the aggregate Stated Principal Balance of the Mortgage Loans, immediately prior to such Distribution Date.

Class PP Reserve Fund:  The Eligible Account established pursuant to Section 4.01(E).

Class Unpaid Interest Amounts:  As to any Distribution Date and Class of interest-bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

Closing Date:  September 28, 2007.

Compensating Interest Payment: For any Distribution Date and SPS, with respect to the SPS Serviced Mortgage Loans, the lesser of (i) the aggregate Servicing Fee payable to SPS (for the purposes of this definition only the Servicing Fee Rate shall equal 0.25% per annum) in respect of the SPS Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to SPS Serviced Mortgage Loans.

For any Distribution Date and Bank of America, with respect to the Bank of America Serviced Mortgage Loans, the lesser of (i) the aggregate Servicing Fee payable to Bank of America in respect of the Bank of America Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs with respect to the Bank of America Serviced Mortgage Loans.

For any Distribution Date and UMS, with respect to the UMS Serviced Mortgage Loans, the lesser of (i) the aggregate Servicing Fee payable to UMS (for the purposes of this definition only the Servicing Fee Rate shall equal 0.26% per annum) in respect of the UMS Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to UMS Serviced Mortgage Loans.

For any Distribution Date and Wells Fargo, with respect to the Wells Fargo Serviced Mortgage Loans, the lesser of (i) the aggregate Servicing Fee payable to Wells Fargo (for purposes of this definition only the Servicing Fee Rate shall equal 0.25% per annum) in respect of the Wells Fargo Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to Wells Fargo Serviced Mortgage Loans.

For any Distribution Date and the Master Servicer, the Compensating Interest Payment shall be equal to:

(a)

with respect to the SPS Serviced Mortgage Loans, the excess of (i) the Compensating Interest Payment required to be remitted by SPS for such Distribution Date over (ii) the amount of the Compensating Interest Payment actually remitted by SPS for such Distribution Date;

(b)

with respect to the Wells Fargo Serviced Mortgage Loans, the excess of (i) the Compensating Interest Payment required to be remitted by Wells Fargo for such Distribution Date over (ii) the amount of the Compensating Interest Payment actually remitted by Wells Fargo for such Distribution Date;

(c)

with respect to the Bank of America Serviced Mortgage Loans, the excess of (i) the Compensating Interest Payment required to be remitted by Bank of America for such Distribution Date over (ii) the amount of the Compensating Interest Payment actually remitted by Bank of America for such Distribution Date;

(d)

with respect to the Chevy Chase Serviced Mortgage Loans, the excess of (i) the Prepayment Interest Shortfall Amount (as defined in the Chevy Chase Servicing Agreement) required to be remitted by Chevy Chase on the Remittance Date (as defined in the Chevy Chase Servicing Agreement) immediately preceding such Distribution Date over (ii) the amount of the Prepayment Interest Shortfall Amount (as defined in the Chevy Chase Servicing Agreement) actually remitted by Chevy Chase for such Distribution Date;

(e)

with respect to the CitiMortgage Serviced Mortgage Loans, the excess of (i) the amount required to be remitted to the Master Servicer by CitiMortgage on the Remittance Date (as defined in the CitiMortgage Servicing Agreement) immediately preceding such Distribution Date pursuant to Section 11.01(c) of the CitiMortgage Servicing Agreement (the “CitiMortgage Compensating Interest Payment”) over (ii) the amount of the CitiMortgage Compensating Interest Payment actually remitted by CitiMortgage for such Distribution Date;

(f)

with respect to the Countrywide Serviced Mortgage Loans, the excess of (i) the Prepayment Interest Shortfall Amount (as defined in the Countrywide Servicing Agreement) required to be remitted by Countrywide on the Remittance Date (as defined in the Countrywide Servicing Agreement) immediately preceding such Distribution Date over (ii) the amount of the Prepayment Interest Shortfall Amount (as defined in the Countrywide Servicing Agreement) actually remitted by Countrywide for such Distribution Date;

(g)

with respect to the Fifth Third Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the Fifth Third Servicing Agreement) required to be remitted by Fifth Third for such Remittance Date (as defined in the Fifth Third Servicing Agreement) over (ii) the amount of the Compensating Interest (as defined in the Fifth Third Servicing Agreement) actually remitted by Fifth Third for such Remittance Date (as defined in the Fifth Third Servicing Agreement);

(h)

with respect to the GMAC Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the GMAC Servicing Agreement) required to be remitted by GMAC for such Remittance Date (as defined in the GMAC Servicing Agreement) over (ii) the amount of the Compensating Interest (as defined in the GMAC Servicing Agreement) actually remitted by GMAC for such Remittance Date (as defined in the GMAC Servicing Agreement);

(i)

with respect to the HSBC Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the HSBC Servicing Agreement) required to be remitted by HSBC for such Distribution Date over (ii) the amount of the Compensating Interest (as defined in the HSBC Servicing Agreement) actually remitted by HSBC for such Distribution Date;

(j)

with respect to the IndyMac Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the IndyMac Servicing Agreement) required to be remitted by IndyMac for such Remittance Date (as defined in the IndyMac Servicing Agreement) over (ii) the amount of the Compensating Interest (as defined in the IndyMac Servicing Agreement) actually remitted by IndyMac for such Remittance Date (as defined in the IndyMac Servicing Agreement);

(k)

with respect to the JPMorgan Serviced Mortgage Loans, the excess of (i) the amount required to be remitted to the Master Servicer by JPMorgan on the Remittance Date (as defined in the JPMorgan Servicing Agreement) immediately preceding such Distribution Date pursuant to Section 5.01(iii) of the JPMorgan Servicing Agreement (the “JPMorgan Compensating Interest Payment”) over (ii) the amount of the JPMorgan Compensating Interest Payment actually remitted by JPMorgan for such Distribution Date;

(l)

with respect to the National City Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the National City Servicing Agreement) required to be remitted by National City for such Remittance Date (as defined in the National City Servicing Agreement) over (ii) the amount of the Compensating Interest (as defined in the National City Servicing Agreement) actually remitted by National City for such Remittance Date (as defined in the National City Servicing Agreement);

(m)

with respect to the SunTrust Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the SunTrust Servicing Agreement) required to be remitted by SunTrust for such Remittance Date (as defined in the SunTrust Servicing Agreement) over (ii) the amount of the Compensating Interest (as defined in the SunTrust Servicing Agreement) actually remitted by SunTrust for such Remittance Date (as defined in the SunTrust Servicing Agreement).

(n)

with respect to the TB&W Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the TB&W Servicing Agreement) required to be remitted by TB&W for such Remittance Date (as defined in the TB&W Servicing Agreement) over (ii) the amount of the Compensating Interest (as defined in the TB&W Servicing Agreement) actually remitted by TB&W for such Remittance Date (as defined in the TB&W Servicing Agreement);

(o)

with respect to the UMS Serviced Mortgage Loans, the excess of (i) the Compensating Interest Payment required to be remitted by UMS for such Distribution Date over (ii) the amount of the Compensating Interest Payment actually remitted by UMS for such Distribution Date;

(p)

with respect to the Wachovia Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the Wachovia Servicing Agreement) required to be remitted by Wachovia on the Remittance Date (as defined in the Wachovia Servicing Agreement) immediately preceding such Distribution Date over (ii) the amount of the Compensating Interest (as defined in the Wachovia Servicing Agreement) actually remitted by Wachovia for such Distribution Date; and

(q)

with respect to the WaMu Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the WaMu Servicing Agreement) required to be remitted by WaMu on the Remittance Date (as defined in the WaMu Servicing Agreement) immediately preceding such Distribution Date over (ii) the amount of the Compensating Interest (as defined in the WaMu Servicing Agreement) actually remitted by WaMu for such Distribution Date.

Conforming Loans:  Not Applicable.

Corporate Trust Office:  With respect to the Trustee, the designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 60 Livingston Avenue, Structured Finance EP-MN-WS3D, St. Paul, Minnesota 55107-2292, Attention:  Corporate Trust—Structured Finance – CSMC 2007-6.  With respect to the Trust Administrator, the designated office of the Trust Administrator at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 9062 Old Annapolis Road, Columbia, MD 21045, Attention:  CSMC 2007-6, except for purposes of Section 6.06 and certificate transfer purposes, such term shall mean the office or agency of the Trust Administrator located at Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota  55479, Attention: CSMC 2007-6.

Corresponding Classes of Certificates:  With respect to each Lower Tier Interest, any Class of Certificates appearing opposite such Lower Tier Interest in the Preliminary Statement.

Countrywide:  Countrywide Home Loan Servicing LP, a Texas limited partnership, and its successors and assigns.

Countrywide Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

Countrywide Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of September 1, 2007 among DLJMC, Countrywide, the Master Servicer, the Trustee and the Trust Administrator.

Credit Support Depletion Date:  With respect to the Group 1 Certificates, the first Distribution Date on which the aggregate Class Principal Balance of the Group C-B Certificates has been or will be reduced to zero.

Custodial Agreements:  Those certain custodial agreements each dated as of September 1, 2007 among the Trustee, the Trust Administrator and any of LaSalle Bank National Association, Deutsche Bank National Trust Company or Wells Fargo Bank, N.A, as applicable, pursuant to which the Custodians agree to hold any of the documents or instruments referred to in Section 2.01 of this Agreement as agent for the Trustee.

Custodians:  LaSalle Bank National Association, Deutsche Bank National Trust Company and Wells Fargo Bank, N.A., each of which shall act as agent on behalf of the Trustee, and shall be compensated by the Trust Administrator or as otherwise specified therein.

Cut-off Date:  September 1, 2007.

Cut-off Date Pool Principal Balance:  $681,047,053.11.

Data Remittance Date:  With respect to any Distribution Date and (A) the Master Servicer, Bank of America, SPS, or Wells Fargo, the 10th calendar day of the month in which such Distribution Date occurs, or if such 10th day is not a Business Day, the Business Day immediately following such 10th day or (B) UMS, the 15th calendar day of the month in which such Distribution Date occurs, or if such 15th day is not a Business Day the Business Day immediately following such 15th day.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

Definitive Certificate:  As defined in Section 6.09.

Designated Mortgage Loans:  Each of the following, as applicable:

(a)

the Chevy Chase Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by Chevy Chase under the Chevy Chase Servicing Agreement;

(b)

the CitiMortgage Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by CitiMortgage under the CitiMortgage Servicing Agreement;

(c)

the Countrywide Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by Countrywide under the Countrywide Servicing Agreement;

(d)

the Fifth Third Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by Fifth Third under the Fifth Third Servicing Agreement;

(e)

the GMAC Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by GMAC under the GMAC Servicing Agreement;

(f)

the HSBC Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by HSBC under the HSBC Servicing Agreement;

(g)

the IndyMac Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by IndyMac under the IndyMac Servicing Agreement; and

(h)

the JPMorgan Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by JPMorgan under the JPMorgan Servicing Agreement;

(i)

the National City Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by National City under the National City Servicing Agreement;

(j)

the SunTrust Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by SunTrust under the SunTrust Servicing Agreement;

(k)

the TB&W Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by TB&W under the TB&W Servicing Agreement; and

(l)

the Wachovia Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by Wachovia under the Wachovia Servicing Agreement; and

(m)

the WaMu Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by WaMu under the WaMu Servicing Agreement.

Designated Servicer:  Each of Chevy Chase, CitiMortgage, Countrywide, Fifth Third, GMAC, HSBC, IndyMac, JPMorgan, National City, SunTrust, TB&W, Wachovia and WaMu, as applicable.

Designated Servicing Agreements:  Each of the Chevy Chase Servicing Agreement, the CitiMortgage Servicing Agreement, the Countrywide Servicing Agreement, the Countrywide Servicing Agreement, the Fifth Third Servicing Agreement, the GMAC Servicing Agreement, the HSBC Servicing Agreement, the IndyMac Servicing Agreement, the JPMorgan Servicing Agreement, the National City Servicing Agreement, the SunTrust Servicing Agreement, the TB&W Servicing Agreement, the Wachovia Servicing Agreement and the WaMu Servicing Agreement, as applicable.

ERISA-Restricted Certificate:  As set forth in the Preliminary Statement.

Excess Proceeds:  As defined in Section 3.11(e) hereof.

Exchangeable Certificates: As specified in the Preliminary Statement.

Exchangeable REMIC Certificates:  As specified in the Preliminary Statement.

Expense Fee Rate:  As to each Mortgage Loan, the sum of the related Servicing Fee Rate, the Trust Administrator Fee Rate, if applicable, the rate at which any lender paid primary mortgage guaranty insurance fee accrues, if applicable, and the Qualified Substitute Mortgage Loan Excess Interest Rate, if applicable.

Expense Fees:  As to each Mortgage Loan, the sum of the related Servicing Fee, the Trust Administrator Fee, if applicable, any lender paid primary mortgage guaranty insurance premium, if applicable, and any Qualified Substitute Mortgage Loan Excess Interest, if applicable.

Fair Credit Reporting Act:  The Fair Credit Reporting Act of 1970, as amended.

Fifth Third:  Fifth Third Mortgage Company, and its successors and assigns.

Fifth Third Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

Fifth Third Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of September 1, 2007 among DLJMC, Fifth Third, the Master Servicer, the Trustee and the Trust Administrator.

Financing Statement:  A financing statement in the form of a UCC-1 or UCC-3, as applicable, filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

Fitch:  Fitch Ratings or any successor thereto.

GMAC:  GMAC Mortgage, LLC (formerly known as GMAC Mortgage Corporation), and its successors and assigns.

GMAC Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

GMAC Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of September 1, 2007 among DLJMC, GMAC, the Master Servicer, the Trustee and the Trust Administrator.

Group C-B Balance:  As of any Distribution Date, the excess, if any, of (i) the then outstanding aggregate Stated Principal Balance of the Mortgage Loans over (ii) the then outstanding aggregate Class Principal Balance of the Senior Certificates.

Group C-B Percentage:  With respect to any Distribution Date and the Group C-B  Certificates, the aggregate Class Principal Balance of the Group C-B Certificates immediately prior to the Distribution Date divided by the outstanding aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date for that Distribution Date.

Group C-B Principal Distribution Amount:  With respect to any Distribution Date and the Group C-B Certificates, will equal the excess of (A) the sum of (i) the related Subordinate Percentage of the Principal Payment Amount, (ii) the related Subordinate Prepayment Percentage of the Principal Prepayment Amount, (iii) the Subordinate Liquidation Amount, over (B) the related Subordinate Prepayment Percentage of the Capitalization Reimbursement Amount.

HSBC:  HSBC Mortgage Corporation (USA), and its successors and assigns.

HSBC Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

HSBC Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of September 1, 2007 among DLJMC, HSBC, the Master Servicer, the Trustee and the Trust Administrator.

Independent: When used with respect to any accountants, a Person who is “independent” within the meaning of Rule 2-01(B) of the Securities and Exchange Commission’s Regulation S-X.  Independent means, when used with respect to any other Person, a Person who (A) is in fact independent of another specified Person and any affiliate of such other Person, (B) does not have any material direct or indirect financial interest in such other Person or any affiliate of such other Person, (C) is not connected with such other Person or any affiliate of such other Person as an officer, employee, promoter, underwriter, Trust Administrator, partner, director or Person performing similar functions and (D) is not a member of the immediate family of a Person defined in clause (B) or (C) above.

IndyMac:  IndyMac Bank, F.S.B., and its successors and assigns.

IndyMac Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule.

IndyMac Servicing Agreement: That certain Reconstituted Servicing Agreement dated as of September 1, 2007 among DLJMC, IndyMac, the Master Servicer, the Trustee and the Trust Administrator.

Initial Class Principal Balance: As set forth in the Preliminary Statement.

Initial Cut-Off Date: The Cut-off Date.

Initial Mortgage Loans: The Mortgage Loans.

Insurance Proceeds: Amounts paid pursuant to any insurance policy with respect to a Mortgage Loan that have not been used to restore the related mortgaged property or released to the mortgagor in accordance with the related Servicer’s or the related Designated Servicer’s normal servicing procedures.

Interest Distribution Amount: With respect to any Distribution Date and interest-bearing Class of Certificates, the sum of (i) one month’s interest accrued during the related Accrual Period at the applicable Pass-Through Rate for such Class on the related Class Principal Balance or Class Notional Amount, as applicable, subject to reduction pursuant to Section 4.01(B), and (ii) any Class Unpaid Interest Amounts for such Class and Distribution Date.

Interest Rate: With respect to each Subsidiary REMIC Regular Interest and each Middle REMIC Regular Interest, the applicable rate set forth or calculated in the manner described in the Preliminary Statement.

Interest Rate Cap Account: Not Applicable.

Interest Rate Cap Agreement: Not Applicable.

Interest Rate Cap Counterparty: Not Applicable.

JPMorgan:  JPMorgan Chase Bank, N.A., and its successors and assigns.

JPMorgan Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

JPMorgan Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of September 1, 2007 among DLJMC, JPMorgan, the Master Servicer, the Trustee and the Trust Administrator.

LIBOR Certificates:  Not Applicable.

Loan Group:  The Mortgage Loans.

Lower Tier Interest:  As described in the Preliminary Statement.

Master REMIC:  As described in the Preliminary Statement.

Master Servicer:  Wells Fargo.

Maturity Date:  Not Applicable.

Middle REMIC 1:  As described in the Preliminary Statement.

Middle REMIC 2:  As described in the Preliminary Statement.

Middle REMIC Regular Interest:  Any one of the “regular interests” in Middle REMIC 1 or Middle REMIC 2, as applicable, as described in the Preliminary Statement.

Modification Oversight Agent:  SPS and any successor, as modification oversight agent hereunder.

Monthly Excess Interest:  Not Applicable.

Mortgage Loan Auction Price:  The price, calculated as set forth in Section 11.01, to be paid in connection with the purchase of the Mortgage Loans by the Auction Purchaser.

National City:  National City Mortgage Co., and its successors and assigns.

National City Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

National City Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of September 1, 2007 among DLJMC, National City, the Master Servicer, the Trustee and the Trust Administrator.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan, the excess of the related Liquidation Proceeds over the sum of Liquidation Expenses, Expense Fees and unreimbursed Advances and Servicing Advances.

Net Prepayment Interest Shortfall:  For any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds the related Compensating Interest Payments for such Distribution Date.

Net Realized Losses:  For any Class of Certificates and any Distribution Date, the excess of (i) the amount of Realized Losses previously allocated to that Class over (ii) the sum of (a) the amount of any increases to the Class Principal Balance of that Class pursuant to Section 4.03 due to Recoveries on all prior Distribution Dates and (b) amounts previously distributed to such Class pursuant to Section 4.01(A)(b)(xiii).

Net Recovery Realized Losses:  For any Class of Certificates and any Distribution Date, the excess of (i) Net Realized Losses for such Distribution Date over (ii) the amount distributed to such Class pursuant to Section 4.01(A)(f)(xiii) on such Distribution Date.

Net WAC: For each Distribution Date, the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances as of that date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date); provided however that for the purposes of this definition only the Net Mortgage Rate of the Class A-IO Mortgage loans will be the Net Mortgage Rate of such Mortgage Loan minus 1.000%.

Notional Amount Certificates:  As set forth in the Preliminary Statement.

OC Certificates:  Not Applicable.

OC Loan Group:  Not Applicable.

Offered Certificates:  As set forth in the Preliminary Statement.

Optional Termination Date:  As defined in Section 11.01(A).

Pass-Through Entity:  (a) a regulated investment company described in Section 851 of the Code, a real estate investment trust described in Section 856 of the Code, a common trust fund or an organization described in Section 1381(a) of the Code, (b) any partnership, trust or estate or (c) any person holding a Class A Certificate as nominee for another person.

Pass-Through Certificates:  Not Applicable.

Pass-Through Loan Group:  Not Applicable.

Pass-Through Rate:  For any interest-bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.  Interest on the any interest-bearing Class of Certificates will be computed on the basis of a 360-day year comprised of twelve 30-day months.

Payoff Interest:  For any Distribution Date with respect to each SPS Serviced Mortgage Loan and Wells Fargo Serviced Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day and 14th calendar day, respectively, of such month, an amount of interest thereon at the applicable Net Mortgage Rate from the first day of such month through the day of receipt thereof.

Physical Certificates:  As set forth in the Preliminary Statement.

Prefunded Loan Group:  Not Applicable.

Prepayment Period:  With respect to each Distribution Date and each Payoff with respect to a SPS Serviced Mortgage Loan, the related “Prepayment Period” will commence on the 15th day of the month preceding the month in which the related Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Cut-off Date) and will end on the 14th day of the month in which such Distribution Date occurs.  With respect to each Distribution Date and any Payoff with respect to a Wells Fargo Serviced Mortgage Loan, the related “Prepayment Period” will commence on the 14th day of the month preceding the month in which the related Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Cut-off Date) and will end on the 13th day of month in which such Distribution Date occurs.  With respect to each Distribution Date and each Payoff on any UMS Serviced Mortgage Loan, the related “Prepayment Period” will commence on the first day of the month preceding the month in which the related Distribution Date occurs and will end on the last day of such month.  With respect to each Distribution Date and any Curtailment on any Bank of America Serviced Mortgage Loan, Wells Fargo Serviced Mortgage Loans, UMS Serviced Mortgage Loan or SPS Serviced Mortgage Loan, the related “Prepayment Period” will commence on the first day of the month preceding the month in which the related Distribution Date occurs and will end on the last day of such month.  With respect to each Distribution Date and each Payoff and Curtailment with respect to any other Mortgage Loan, the related “Prepayment Period” will be as defined in the Designated Servicing Agreement.

Principal Only Certificates: As set forth in the Preliminary Statement.

Principal Payment Amount:  For any Distribution Date, the sum of (i) the principal portion of the Scheduled Payments on the Mortgage Loans due on the related Due Date, (ii) the principal portion of purchase proceeds received with respect to any Mortgage Loan which was purchased as permitted or required by this Agreement during the prior calendar month (other than the Mortgage Loan Purchase Price received in connection with an Optional Termination, or the Mortgage Loan Purchase Price received in connection with an Auction Sale, in each case, pursuant to Section 11.01) and (iii) any other unscheduled payments of principal which were received on the Mortgage Loans during the prior calendar month, other than Principal Prepayments or Liquidation Principal.

Principal Prepayment Amount:  For any Distribution Date, the sum of (i) all Payoffs or Curtailments which were received during the related Prepayment Period, (ii) the principal portion of the Mortgage Loan Purchase Price received in connection with an Optional Termination pursuant to Section 11.01 up to the portion of the Par Value, (iii) the principal portion of the Mortgage Loan Auction Price received in connection with an Auction Sale pursuant to Section 11.01, up to the portion of the Par Value and (iv) all Recoveries received during the calendar month preceding the month of that Distribution Date.

Private Certificates:  As set forth in the Preliminary Statement.

Pro Rata Share:  As to any Distribution Date and any Class of Group C-B  Certificates, the portion of the Group C-B  Principal Distribution Amount allocable to such Class, equal to the product of the Group C-B  Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances of the Group C-B  Certificates.

Prospectus:  The Prospectus, dated April 20, 2007, relating to the offering by the Depositor from time to time of its CSMC Mortgage-Backed Pass-Through Certificates (Issuable in Series) in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the Offered Certificates.

Prospectus Supplement:  The Prospectus Supplement, dated September 27, 2007, relating to the offering of the Offered Certificates in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the Offered Certificates.

Purchase Price:  With respect to any Mortgage Loan required to be purchased by the Seller pursuant to Section 2.02 or 2.03 or purchased by an entity pursuant to Section 3.11(f) or purchased at the option of the Special Servicer pursuant to Section 3.11(g), the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest on the Mortgage Loan at the applicable Mortgage Rate (reduced by the related Servicing Fee Rate, if the purchaser is also the Servicer thereof) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, (iii) in the case of a Mortgage Loan purchased by the Seller, the amount of any unreimbursed Servicing Advances made by a Servicer, other than the Seller, with respect to such Mortgage Loan or, in the case of a Mortgage Loan purchased by the Special Servicer, any unreimbursed Servicing Advances payable to any Servicer other than SPS and (iv) any costs and damages (including, without limitation, late fees) actually incurred and paid by or on behalf of the Trust in connection with the fact that such Mortgage Loan at the time it was made failed to comply in all material respects with applicable federal, state or local predatory and abusive lending laws, to the extent such costs and damages result from a breach by the Seller of the representation and warranty set forth in Schedule IIIA.  With respect to any Mortgage Loan required or allowed to be purchased, the related Servicer or the Seller, as applicable, shall deliver to the Trustee and the Trust Administrator an Officer’s Certificate as to the calculation of the Purchase Price.

Qualified Substitute Mortgage Loan:  One or more Mortgage Loans substituted by the Seller for one or more Deleted Mortgage Loans which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit L, individually or in the aggregate and on a weighted average basis, as applicable, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not more than one year greater than or less than that of the Deleted Mortgage Loan; provided that the remaining term to maturity of any such Mortgage Loan shall be no greater than the last maturing Mortgage Loan in the Trust immediately prior to any substitution; (v) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan and (vi)  comply with each representation and warranty set forth in Section 2.03(b).

Rating Agency:  S&P, Fitch, or any successor to any of them.

Regular Certificates:  All of the Certificates other than the Residual Certificates.

Regulation S:  Regulation S promulgated under the Securities Act or any successor provision thereto, in each case as the same may be amended from time to time; and all references to any rule, section or subsection of, or definition or term contained in, Regulation S means such rule, section, subsection, definition or term, as the case may be, or any successor thereto, in each case as the same may be amended from time to time.

Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit Q attached hereto.  For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, each Servicer, the Trust Administrator, the Trustee or each Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

REMIC:  A “real estate mortgage investment conduit”, within the meaning of Section 860D of the Code.  Reference herein to REMIC refers to the Master REMIC, Middle REMIC 1, Middle REMIC 2 and Subsidiary REMIC 1, as the context requires.

REMIC Election:  An election, for federal income tax purposes, to treat certain assets as a REMIC.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

Reportable Event: As defined in Section 13.04.

Reporting Servicer: As defined in Section 13.03.

Representatives: As defined in Section 3.05.

Residual Certificates:  As defined in the Preliminary Statement.

Responsible Officer:  When used with respect to the Trustee or the Trust Administrator, shall mean any officer within the corporate trust department of the Trustee or the Trust Administrator, respectively, including any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Trust Officer or any other officer of the Trustee or the Trust Administrator customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

Seller:  DLJMC.

Senior Certificates:  As set forth in the Preliminary Statement.

Senior Liquidation Amount:  For any Distribution Date and in the aggregate for each Loan Group, for each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, the lesser of (i) the related Senior Percentage of the Stated Principal Balance of that Mortgage Loan and (ii) the related Senior Prepayment Percentage of the Liquidation Principal with respect to that Mortgage Loan.

Senior Percentage:  For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Balance of the Senior Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date related to such Distribution Date; provided however, in no event will the Senior Percentage exceed 100%.

Senior Prepayment Percentage:  The Senior Prepayment Percentage for any Group of Senior Certificates for any Distribution Date occurring during the five years beginning on the first Distribution Date will equal 100%.  The Senior Prepayment Percentage for any Group of Senior Certificates for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage for any of the Group 1 Certificates exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for the Group 1 Certificates will once again equal 100%.

Notwithstanding the foregoing, no decrease to the Senior Prepayment Percentage for the Group 1 Certificates will occur on any Distribution Date as to which that decrease applies if (i) the outstanding aggregate principal balance of the Mortgage Loans delinquent 60 days or more (including all related REO Property and Mortgage Loans in foreclosure) (averaged over the preceding six month period), as a percentage of the related Group C-B Balance as of such Distribution Date is equal to or greater than 50% or (ii) cumulative Realized Losses exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the related Group C-B Balance as of the Closing Date (the “Original Group C-B Balance”), (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the related Original Group C-B  Component Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the related Original Group C-B Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the related Original Group C-B Balance and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the related Original Group C-B Balance.  However, any such reduction not permitted on the first Distribution Date as to which such decrease applies, will be permitted on any subsequent Distribution Date on which the foregoing criteria is satisfied.

If on any Distribution Date the allocation to the Senior Certificates of Principal Prepayments in the percentage required would reduce the aggregate Class Principal Balance of such Certificates below zero, the Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce the aggregate Class Principal Balance of such Certificates to zero.

Senior Principal Distribution Amount:  As to any Distribution Date, the excess of (A) the sum of (i) the Senior Percentage of the Principal Payment Amount, (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount and (iii) the Senior Liquidation Amount over (B) the Senior Prepayment Percentage of the Capitalization Reimbursement Amount.

Servicers:  Bank of America, SPS, Wells Fargo and UMS, and any successor in interest thereto or any successor servicer appointed as provided herein and with respect to Article VIII, the Special Servicer.

Servicer Employee:  As defined in Section 3.18.

Servicing Function Participant: Any Sub-Servicer, Subcontractor or any other Person, other than each Servicer, the Master Servicer, the Trustee and the Trust Administrator, that is performing activities addressed by the Servicing Criteria, unless such Person’s activities relate only to 5% or less of the Mortgage Loans (measured as the weighted average of the monthly percentages of the aggregate Stated Principal Balance of the Mortgage Loans serviced by such participant during the commencement of the calendar year prior to the year in which an Assessment of Compliance is required to be delivered, multiplied by a fraction, the numerator of which is the number of months in such year during which such Servicing Function Participant Services the related Mortgage Loans and the denominator of which is 12, or, in the case of the year in which the Closing Date occurs, the number of months elapsed from the Cut-Off Date to the end of such calendar year).  For clarification purposes, each of the Custodians are Servicing Function Participants.

Servicing Officer:  Any officer of the Master Servicer, Servicer or Modification Oversight Agent involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Trust Administrator by the Master Servicer, a Servicer or the Modification Oversight Agent on the Closing Date pursuant to this Agreement, as such list may from time to time be amended and delivered to the Trustee and Trust Administrator.

Shifting Interest Loan Group:  The Loan Group.

Special Payoff Mortgage Loan:  With respect to any Distribution Date, any Mortgage Loan (i) that was subject to a Payoff in the month preceding the month of such Distribution Date and (ii) the principal of which was distributed on the Distribution Date immediately preceding such Distribution Date.

Special Servicer:  Select Portfolio Servicing, Inc., and its successors and permitted assigns.

SPS Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which SPS is the applicable Servicer, and if SPS is the Special Servicer, any Special Serviced Mortgage Loans.

Startup Day:  The Closing Date.

Stepdown Percentage:  For any Distribution Date, the percentage indicated below:

DISTRIBUTION DATE OCCURRING IN	STEPDOWN PERCENTAGE

October 2007 through September 2012	0%
October 2012 through September 2013	30%
October 2013 through September 2014	40%
October 2014 through September 2015	60%
October 2015 through September 2016	80%
October 2016 and thereafter	100%

Subcontractor: Any vendor, subcontractor or other Person that (i) is a Servicing Function Participant and (ii) is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Sub-Servicer of any Servicer), the Master Servicer or the Trust Administrator.

Subordinate Certificates:  As set forth in the Preliminary Statement.

Subordinate Liquidation Amount:  For any Distribution Date, the excess, if any, of the aggregate Liquidation Principal of Mortgage Loans which became Liquidated Mortgage Loans during the prior calendar month over the Senior Liquidation Amount for that Distribution Date.

Subordinate Percentage:  As to any Distribution Date, the excess of 100% over the related Senior Percentage for that Distribution Date.

Subordinate Prepayment Percentage:  As to any Distribution Date, 100% minus the related Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the related Senior Certificates has been reduced to zero, then the Subordinate Prepayment Percentage will equal 100%.

Subordination Level:  On any Distribution Date for any Class of Group C-B Certificates, the percentage obtained by dividing the sum of the aggregate Class Principal Balances of all Classes of Group C-B Certificates which are subordinate in right of payment to that Class by the aggregate Class Principal Balances of all Classes of Senior and Group C-B Certificates, in each case as of the last day of the preceding calendar month.

Subsidiary REMIC: Subsidiary REMIC 1.

Subsidiary REMIC 1:  As described in the Preliminary Statement.

Subsidiary REMIC Regular Interest:  Any one of the “regular interests” in a Subsidiary REMIC as described in the Preliminary Statement.

Substitution Adjustment Amount:  As defined in Section 2.03(c).

Sub-Servicer: Any Person that (i) is a Servicing Function Participant, (ii) services Mortgage Loans on behalf of any Servicer, and (iii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions required to be performed under this Agreement, any related Designated Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

Sub-Servicing Agreement:  Any servicing agreement between a Servicer and a Sub-Servicer pursuant to which such Servicer delegates any of its servicing responsibilities with respect to any of the Non-Designated Mortgage Loans.

SunTrust:  SunTrust Mortgage, Inc., a Virginia Corporation, and its successors and assigns.

SunTrust Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

SunTrust Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of September 1, 2007 among DLJMC, SunTrust, the Master Servicer, the Trustee and the Trust Administrator.

Supplemental Interest Account:  Not Applicable.

Supplement Interest Trust Payment:  Not Applicable.

Supplemental Interest Trust Trustee:  Not Applicable.

Swap Agreement:  Not Applicable.

Swap Certificates:  Not Applicable.

Swap Counterparty:  Not Applicable.

Swap Counterparty Payment:  Not Applicable.

Swap Payment Date:  Not Applicable.

Targeted Overcollateralization Amount: :  Not Applicable.

TB&W:  Taylor, Bean & Whitaker Mortgage Corp., a Florida corporation, and its successors and assigns.

TB&W Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

TB&W Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of September 1, 2007 among DLJMC, TB&W, the Master Servicer, the Trustee and the Trust Administrator.

Terminating Entity:  As determined by the Trust Administrator pursuant to Section 11.02(b).

Trigger Event:  Not Applicable.

Trust Administrator:  Wells Fargo Bank, N.A. a national banking association, not in its individual capacity, but solely in its capacity as trust administrator for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

Trust Administrator Fee:  As to any Distribution Date, an amount equal to one month’s interest at the Trust Administrator Fee Rate on the aggregate Stated Principal Balance of the Mortgage Loans calculated as of the first day of the related Collection Period.

Trust Administrator Fee Rate:  As to each Mortgage Loan, a per annum rate equal to 0.01%.

Trust Agreement:  The Trust Agreement dated as of September 1, 2007, entered into by and among the Depositor, the Trustee and the Trust Administrator for the issuance of the Exchangeable Certificates.

Trust Fund:  The corpus of the trust created by this Agreement consisting of (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Collection Account and the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, (e) the Depositor’s rights under the Assignment and Assumption Agreement and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

Trustee:  U.S. Bank National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

UMS:  Universal Master Servicing, LLC, a Delaware limited liability company.

UMS Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which UMS is the applicable Servicer.

Uncertificated REMIC Interests: As specified in the Preliminary Statement.

Underwriter: Credit Suisse Securities (USA) LLC.

Underwriting Agreement: The Underwriting Agreement, dated May 30, 2007, among DLJMC, the Depositor and the Underwriter.

Underwriter’s Exemption:  Prohibited Transaction Exemption 2007-05, 72 Fed. Reg. 13130 (March 20, 2007), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

U.S. Bank:  U.S. Bank National Association.

Voting Rights:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 98% of all Voting Rights shall be allocated among the Holders of the Certificates, except for the Class A-4 and Class A-6, Class PP, Class AR and Class AR-L Certificates.  The portion of such 98% Voting Rights allocated to each of the Certificates, except for the Class A-4 and Class A-6, Class PP, Class AR and Class AR-L Certificates, shall be based on the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Balance then outstanding and the denominator of which is the Class Principal Balance of all such Classes then outstanding.  The Class A-4 and Class A-6 Certificates shall each be allocated 1% of the Voting Rights.  Voting Rights shall be allocated among the Certificates within each such Class in proportion to their respective Percentage Interests.  The Class PP, Class AR and Class AR-L Certificates shall have no Voting Rights.

Wachovia:  Wachovia Mortgage Corporation, a North Carolina corporation, and its successors and assigns.

Wachovia Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

Wachovia Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of September 1, 2007 among DLJMC, Wachovia, the Master Servicer, the Trustee and the Trust Administrator.

WaMu:  Washington Mutual Bank, F.A., a federally chartered savings association, and its successors and assigns.

WaMu Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

WaMu Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of September 1, 2007 among DLJMC, WaMu, the Master Servicer, the Trustee and the Trust Administrator.

Wells Fargo:  Wells Fargo Bank, N.A., a national banking association, and its successors and assigns.

Wells Fargo REO Disposition:  The final sale by Wells Fargo, as a Servicer, of any REO Property.

Wells Fargo REO Disposition Fee:  With respect to each Wells Fargo REO Disposition, the greater of (i) $1,200 or (ii) one percent (1%) of the final sales price of such Wells Fargo REO Disposition shall be paid to the Servicer in the form of a REO management fee; provided that the real estate broker commission with respect to the liquidation of the REO Property is equal to or less than 5% except in such cases where the property value is less than $100,000 or the property is located in a rural area and market conditions require the Servicer to pay a real estate broker commission greater than 5% or prior written consent has been obtained from the Depositor or its authorized representative.

Wells Fargo Serviced CORE Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which Wells Fargo is the applicable Servicer and the owner of the related servicing rights.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
REPRESENTATIONS AND WARRANTIES

SECTION 2.01

Conveyance of Trust Fund.

(a)

The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee in trust for the benefit of the Certificateholders, without recourse, the Depositor’s right, title and interest in and to (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date and any Assigned Prepayment Premiums, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property related to the Mortgage Loans, (c) the Collection Account and the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, (e) the Depositor’s rights under the Assignment and Assumption Agreement and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

The Trustee is hereby directed, on or prior to the Closing Date, not in its individual capacity but solely on behalf of the Trust Fund, to execute and deliver each of the Designated Servicing Agreements in the forms presented to it by the Depositor, for the benefit of the Holders of the Certificates.  The Trustee shall not be personally liable for the payment of any indebtedness or expenses of the Trust Fund or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee on behalf of the Trust Fund under the Designated Servicing Agreements or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust Fund in accordance with the terms of this Agreement.  Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall apply to the Trustee ’s execution of each Servicing Agreement and the performance of any obligations thereunder.

It is agreed and understood by the Depositor, the Seller, the Modification Oversight Agent, the Servicers, the Special Servicer, the Master Servicer, the Trust Administrator and the Trustee that it is not intended that any Mortgage Loan be included in the Trust Fund that is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act, effective as of November 27, 2003, or The Home Loan Protection Act of New Mexico, effective as of January 1, 2004, or that is a “High Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective as of November 7, 2004, or that is an “Indiana High Cost Home Mortgage Loan” as defined in the Indiana High Cost Home Loan Act, effective as of January 1, 2005.

(b)

As set forth in the Standard Terms.

(c)

As set forth in the Standard Terms.

(d)

As set forth in the Standard Terms.

(e)

Not Applicable.

(f)

Not Applicable.

(g)

Not Applicable.

(h)

As set forth in the Standard Terms.

(i)

As set forth in the Standard Terms.

SECTION 2.02

Acceptance by the Trustee.

(a)

As set forth in the Standard Terms.

(b)

Not Applicable.

(c)

As set forth in the Standard Terms.

(d)

As set forth in the Standard Terms.

(e)

It is understood and agreed that the obligation of the Seller to cure, substitute for or to repurchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Trust Administrator, the Depositor and any Certificateholder against the Seller.

SECTION 2.03

Representations and Warranties of the Seller, Master Servicer, the Modification Oversight Agent and Servicers.

(a)

Each of DLJMC, in its capacity as the Seller, Wells Fargo, in its capacity as the Master Servicer, SPS, in its capacity as a Servicer, as Modification Oversight Agent and as a Special Servicer, Wells Fargo, in its capacity as a Servicer, Bank of America, in its capacity as a Servicer, and UMS, in its capacity as a Servicer hereby makes the representations and warranties applicable to it set forth in Schedule IIA, IIB, IIC, IID, IIE and IIF, respectively, as applicable, hereto, and by this reference incorporated herein, to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.  In addition, SPS, Wells Fargo, Bank of America and UMS, in their respective capacities as Servicers, hereby makes the representations and warranties applicable to it set forth in Schedule IIC, IID, IIE and IIF hereto, respectively, and by this reference incorporated herein, to the Master Servicer, as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

(b)

As set forth in the Standard Terms.

(c)

As set forth in the Standard Terms..

SECTION 2.04

Representations and Warranties of the Depositor as to the Mortgage Loans.

As Set forth in Section 2.04 of the Standard Terms.

SECTION 2.05

Delivery of Opinion of Counsel in Connection with Substitutions.

As Set forth in Section 2.05 of the Standard Terms.

SECTION 2.06

Issuance of Certificates.

As set forth in Section 2.06 of the Standard Terms.

SECTION 2.07

REMIC Provisions.

(a)

The Depositor hereby elects and authorizes the Trust Administrator to treat the Trust Fund as the number of separate REMICs specified in the Preliminary Statement (each, a “REMIC”) under the Code and, if necessary, under applicable state law.  Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) for the taxable year ending on the last day of the calendar year in which Certificates are first sold to a third party.  The Closing Date is hereby designated as the “startup day” of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code.  The “regular interests” (within the meaning of Section 860G of the Code) in each REMIC formed hereby shall be designated as specified in the Preliminary Statement.  The Class AR Certificates shall represent the beneficial ownership of the “residual interest” in Middle REMIC 1, Middle REMIC 2 and the Master REMIC.  The Class AR-L Certificates shall represent the beneficial ownership of the “residual interest” in Subsidiary REMIC 1.  Neither the Depositor nor the Trust Administrator nor the Trustee shall permit the creation of any “interests” (within the meaning of Section 860G of the Code) in any REMIC other than the Certificates, the Subsidiary REMIC Regular Interests and the Middle Tier Interests.

(b)

The Trust Administrator on behalf of the Holders of the Class AR Certificates, shall act as agent for the Class AR Certificateholder as the “tax matters person” (within the meaning of the REMIC Provisions) for each of Middle REMIC 1, Middle REMIC 2 and the Master REMIC, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T.  By its acceptance of a Class AR Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trust Administrator as its agent to act on behalf of each of Middle REMIC 1, Middle REMIC 2 and the Master REMIC pursuant to the specific duties outlined herein.  The Trust Administrator on behalf of the Holders of the Class AR-L Certificates, shall act as agent for the Class AR-L Certificateholder as the “tax matters person” (within the meaning of the REMIC Provisions) for Subsidiary REMIC 1, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T.  By its acceptance of a Class AR-L Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trust Administrator as its agent to act on behalf of Subsidiary REMIC 1 pursuant to the specific duties outlined herein.

(c)

A Holder of the Class AR Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trust Administrator, the amount of any minimum California state franchise taxes due with respect to Middle REMIC 1, Middle REMIC 2 and the Master REMIC created hereunder under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code.  Notwithstanding the foregoing, the Trust Administrator shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trust Administrator.  In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a “prohibited transaction” of Middle REMIC 1, Middle REMIC 2 or the Master REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class AR Certificate and then against amounts otherwise available for distribution to the Holders of Regular Certificates in accordance with the provisions set forth in Section 4.01.  The Trust Administrator or the Trustee shall promptly deposit in the Certificate Account any amount of “prohibited transaction” tax that results from a breach of the Trust Administrator’s or the Trustee’s duties, respectively, under this Agreement.  The Master Servicer or the related Servicer shall promptly deposit in the Certificate Account any amount of “prohibited transaction” tax that results from a breach of the Master Servicer’s or such Servicer’s duties, respectively, under this Agreement.  A Holder of the Class AR-L Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trust Administrator, the amount of any minimum California state franchise taxes due with respect to Subsidiary REMIC 1 under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code.  Notwithstanding the foregoing, the Trust Administrator shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trust Administrator.  In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a “prohibited transaction” of Subsidiary REMIC 1 as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class AR-L Certificate and then against amounts otherwise available for distribution on the Subsidiary REMIC Regular Interests in accordance with the provisions set forth in Section 4.01.  The Trust Administrator or the Trustee shall promptly deposit in Subsidiary REMIC 1 any amount of “prohibited transaction” tax that results from a breach of the Trust Administrator’s or the Trustee’s duties, respectively, under this Agreement.

(d)

The Trust Administrator shall act as attorney-in-fact and as agent on behalf of the tax matters person of each REMIC created hereunder and in such capacity the Trust Administrator shall:  (i) prepare and file, or cause to be prepared and filed, federal and state tax returns (which returns the Trustee shall sign) using a calendar year as the taxable year for each REMIC created hereunder when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of each such REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of each REMIC created hereunder, to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions.  The expenses of preparing and filing such returns shall be borne by the Trust Administrator.  The Depositor, the Master Servicer and the related Servicer shall provide on a prompt and timely basis to the Trust Administrator or its designee such information with respect to each REMIC created hereunder as is in their possession and reasonably required or requested by the Trust Administrator to enable it to perform its obligations under this subsection.

In its capacity as attorney-in-fact and as agent on behalf of the tax matters person, the Trust Administrator shall also:  (A) act on behalf of each REMIC created hereunder in relation to any tax matter or controversy involving the Trust Fund, (B) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on each REMIC created hereunder when and as the same shall be due and payable (but such obligation shall not prevent the Trust Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trust Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

(e)

The Trust Administrator shall provide (i) to any transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of such Residual Certificate to any Person who is not a permitted transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)

The Trustee, to the extent directed by the Trust Administrator, the Depositor, the Holder of the Class AR Certificates (with respect to Middle REMIC 1, Middle REMIC 2 and the Master REMIC) and the Holder of the Class AR-L Certificates (with respect to Subsidiary REMIC 1) shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.  Neither the Trustee, to the extent directed or (in the case of a failure to act) not directed by the Trust Administrator, nor the Holders of the Residual Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon a REMIC (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee and the Trust Administrator have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

The Trustee and the Trust Administrator shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer, a Servicer or the Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action.  In addition, prior to taking any action with respect to a REMIC or their assets, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee and the Trust Administrator will consult with the Master Servicer, the Servicers and the Depositor or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder and the Trustee and the Trust Administrator shall not take any such action or cause that REMIC to take any such action as to which the Master Servicer, any Servicer or the Depositor has advised it in writing that an Adverse REMIC Event could occur.

In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Holders of the Residual Certificates will consult with the Trust Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trust Administrator has advised it in writing that an Adverse REMIC Event could occur.  The Trust Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

At all times as may be required by the Code, the Trust Administrator will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMICs as “qualified mortgages” as defined in Section 860G(a)(3) of the Code and “permitted investments” as defined in Section 860G(a)(5) of the Code.

(g)

In the event that any tax is imposed on “prohibited transactions” of any REMIC created hereunder, as defined in Section 860F(a)(2) of the Code, on “net income from foreclosure property” of such REMIC, as defined in Section 860G(c) of the Code, on any contributions to a REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the related Servicer, if such Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax or if such tax arises out of or results from a breach of such Servicer’s duties under (x) Section 2.07(j) of this Agreement to not enter into any arrangement by which a REMIC would receive a fee or other compensation for services or to permit such REMIC to receive any income from assets other than “qualified mortgages” or “permitted investments”, (y) Section 3.01 of this Agreement to not make or any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code or (z) Section 3.11(d) of this Agreement to not cause any REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or to subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code of otherwise, (ii) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or if the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (iii) to the Trust Administrator, if such tax arises out of or results from a breach by the Trust Administrator of any of its obligations under this Article II, (iv) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article II, or (v) otherwise against amounts on deposit in the Collection Account as provided by Section 3.08 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

In accordance with Section 2.07(c), the related Servicer, the Master Servicer, the Trust Administrator or the Trustee, as applicable, shall promptly deposit in the Certificate Account any amount of such tax.

For purposes of this Section 2.07(g), a tax is imposed following the final and unappealable determination under the Code of the amount of such tax and written notice thereof by the Tax Matters Person to the party to be charged.

The failure of the related Servicer to promptly deposit in the Certificate Account any amount of such tax shall be an Event of Default, as provided in Section 8.01(b).

(h)

The Trust Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)

Following the Startup Day, none of any Servicer, the Trustee (which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement) or the Trust Administrator shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 2.05) such Servicer, the Trustee or the Trust Administrator shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in a REMIC will not cause that REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or subject that REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)

None of any Servicer, the Trustee (which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement) or the Trust Administrator shall (subject to Section 2.05) enter into any arrangement by which a REMIC will receive a fee or other compensation for services nor permit such REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

(k)

Within 30 days after the Closing Date, the Trust Administrator shall apply to the Internal Revenue Service for an employer identification number for each REMIC created hereunder by means of a Form SS-4 or other acceptable means and prepare and file with the Internal Revenue Service Form 8811, “Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations” for each REMIC.

(l)

None of the Trustee (which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement), the Trust Administrator, the Master Servicer or any Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any REMIC created hereunder pursuant to Article X of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for a REMIC, nor sell or dispose of any investments in the Collection Account or the Certificate Account for gain nor accept any contributions to a REMIC after the Closing Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of any REMIC created hereunder as a REMIC or (b) unless the Master Servicer or such Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

(m)

In order to enable the Trust Administrator to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trust Administrator, within ten days after the Closing Date, all information or data that the Trust Administrator determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trust Administrator shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein.  Thereafter, the Master Servicer shall provide, promptly upon request therefor, any such additional information or data that the Trustee or the Trust Administrator may from time to time reasonably request in order to enable the Trustee and the Trust Administrator to perform their duties as set forth herein and the Trustee and the Trust Administrator shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein.  DLJMC shall indemnify the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Trust Administrator arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trust Administrator on a timely basis. The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Trustee and the Trust Administrator arising from any failure of the Master Servicer to provide, or to cause to be provided, accurate information or data required to be provided by the Master Servicer to the Trustee and the Trust Administrator on a timely basis; provided, however, that if any Servicer shall fail to provide such information to the Master Servicer upon timely request for such information by the Master Servicer, that Servicer shall indemnify the Master Servicer, the Trustee and the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Master Servicer, the Trustee and the Trust Administrator arising from any failure of that Servicer to provide, or to cause to be provided, the information referred to above on a timely basis.  The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee and co-trust administrator appointed pursuant to this Agreement.

SECTION 2.08

Covenants of the Master Servicer and each Servicer.

(a)

As set forth in the Standard Terms.

(b)

As set forth in the Standard Terms.

ARTICLE III

ADMINISTRATION AND SERVICING
OF MORTGAGE LOANS

SECTION 3.01

Master Servicing and Servicing of Mortgage Loans.

(a)

For and on behalf of the Certificateholders, as independent contractors of the Trustee, (i) each Servicer, severally and not jointly, shall service and administer the related Non-Designated Mortgage Loans in accordance with the terms of this Agreement and with Accepted Servicing Practices and with all applicable requirements of the Servicing Criteria, (ii) the Master Servicer shall, in accordance with Section 3.03 of this Agreement, master service and administer the Non-Designated Mortgage Loans by overseeing and enforcing the servicing of the Non-Designated Mortgage Loans by the related Servicer according to the terms of this Agreement and (iii) the Master Servicer shall, in accordance with the Section 3.20 of this Agreement, master service and administer the Designated Mortgage Loans by overseeing and enforcing the servicing of the Designated Mortgage Loans by the related Designated Servicer  according to the terms of the related Designated Servicing Agreement.  The obligations of each of SPS, Bank of America, UMS and Wells Fargo hereunder to service and administer the Mortgage Loans shall be limited to SPS Serviced Mortgage Loans, Bank of America Serviced Mortgage Loans, Wells Fargo Serviced Mortgage Loans and UMS Serviced Mortgage Loans, respectively; and with respect to the duties and obligations of each Servicer, references herein to related “Mortgage Loans” shall be limited to the SPS Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of SPS, the Wells Fargo Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of Wells Fargo, the Bank of America Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties), in the case of Bank of America  and the UMS Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of UMS; and in no event shall any Servicer have any responsibility or liability with respect to any of the other Mortgage Loans.  The obligations of the Master Servicer to master service and administer the Mortgage Loans shall be limited to the SPS Serviced Mortgage Loans, the Wells Fargo Serviced Mortgage Loans, the Bank of America Serviced Mortgage Loans, the UMS Serviced Mortgage Loans and the Designated Mortgage Loans.

(b)

As set forth in the Standard Terms.

(c)

As set forth in the Standard Terms.

(d)

As set forth in the Standard Terms.

SECTION 3.02

Subservicing; Enforcement of the Obligations of Sub-Servicers.

(a)

The Non-Designated Mortgage Loans may be subserviced by a Sub-Servicer or Sub-Servicers on behalf of the related Servicer in accordance with the servicing provisions of this Agreement, provided that the Sub-Servicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing.  With respect to the Non-Designated Mortgage Loans, each Servicer may perform any of its servicing responsibilities hereunder or may cause the Sub-Servicer or Sub-Servicers to perform any such servicing responsibilities on its behalf, but the use by such Servicer of a Sub-Servicer shall not release such Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of each Sub-Servicer as fully as if such acts and omissions were those of such Servicer.  With respect to the Non-Designated Mortgage Loans, each Servicer shall pay all fees and expenses of any Sub-Servicer engaged by such Servicer from its own funds.

A Servicer shall not permit a Sub-Servicer to perform any servicing responsibilities hereunder with respect to the Non-Designated Mortgage Loans unless that Sub-Servicer first agrees in writing with such Servicer to deliver an Item 1123 Certificate, if applicable, or an Assessment of Compliance and an Accountant’s Attestation in such manner and at such times that permits that Servicer to comply with Sections 13.06, 13.07 and 13.08 of this Agreement.

Each Servicer may in connection with its duties as Servicer hereunder enter into transactions with any of its Affiliates relating to the Mortgage Loans; provided that (a) such Servicer acts (i) in accordance with Accepted Servicing Practices and the terms of this Agreement, and (ii) in the ordinary course of business of such Servicer; and (b) the terms of such transaction are no less favorable to such Servicer than it would obtain in a comparable arm’s-length transaction with a Person that is not an Affiliate of such Servicer.

A Servicer shall not outsource one or more separate servicing functions hereunder with respect to the Non-Designated Mortgage Loans to any Subcontractor unless that Subcontractor first agrees in writing with such Servicer to deliver an Assessment of Compliance and an Accountant’s Attestation in such manner and at such times that permits that Servicer to comply with Sections  13.07 and 13.08 of this Agreement.

(b)

As set forth in the Standard Terms.

(c)

Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and its Sub-Servicer, or a Servicer and its Subcontractor, or any reference herein to actions taken through the Sub-Servicer, the Subcontractor, or otherwise, the related Servicer shall not be relieved of its obligations to the Depositor, Trustee, the Trust Administrator or Certificateholders and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the related Non-Designated Mortgage Loans.  Each Servicer shall be entitled to enter into an agreement with its Sub-Servicer and Subcontractor for indemnification of such Servicer or Subcontractor, as applicable, by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

(d)

As set forth in the Standard Terms.

(e)

As set forth in the Standard Terms..

SECTION 3.03

Master Servicing by Master Servicer of SPS Serviced Mortgage Loans, Bank of America Serviced Mortgage Loans, UMS Serviced Mortgage Loans  and Wells Fargo Serviced Mortgage Loans

For and on behalf of the Certificateholders, the Master Servicer shall oversee and enforce the obligation of SPS, Bank of America, UMS  and Wells Fargo to service and administer the SPS Serviced Mortgage Loans, Bank of America Serviced Mortgage Loans, UMS Serviced Mortgage Loans and the Wells Fargo Serviced Mortgage Loans, respectively, in accordance with the terms of this Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement and with customary and usual standards of practice of prudent mortgage loan master servicers.  Furthermore, the Master Servicer shall oversee and consult with SPS, Bank of America, UMS and Wells Fargo as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by SPS, Bank of America, UMS and Wells Fargo and shall cause each of SPS, Bank of America, UMS and Wells Fargo to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under this Agreement.

With respect to any Distribution Date, no later than the related Cash Remittance Date, the Master Servicer shall remit to the Trust Administrator for deposit in the Certificate Account the amount of the Compensating Interest Payment for the Master Servicer, with respect to the SPS Serviced Mortgage Loans, the Bank of America Serviced Mortgage Loans, the UMS Serviced Mortgage Loans, the Wells Fargo Serviced Mortgage Loans and the Designated Mortgage Loans, for the related Prepayment Period.  The aggregate of such deposits shall be made from the Master Servicer’s own funds, without reimbursement therefor.

SECTION 3.04

Trustee to Act as Master Servicer or Servicer.

As set forth in Section 3.04 of the Standard Terms.

SECTION 3.05

Collection of Mortgage Loans; Collection Accounts; Certificate Account.

(a)

As set forth in the Standard Terms.

(b)

Each Servicer shall segregate and hold all funds collected and received pursuant to a Non-Designated Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts, titled “[Servicer’s name], in trust for the Holders of Credit Suisse First Boston Mortgage Securities Corp., CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6” or, if established and maintained by a Sub-Servicer on behalf of a Servicer, “[Sub-Servicer’s name], in trust for [Servicer’s name], in further trust for the Holders of Credit Suisse First Boston Mortgage Securities Corp., CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6” or “[Sub-Servicer’s name], as agent, trustee and/or bailee of principal and interest custodial account for [Servicer’s name], its successors and assigns, for various owners of interest in Credit Suisse First Boston Mortgage Securities Corp., CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6”.  In the event that a Sub-Servicer employs a subservicer, the Collection Account shall be titled “[name of Sub-Servicer’s subservicer], in trust for [Sub-Servicer’s name] in trust for [Servicer’s name], in further trust for the Holders of Credit Suisse First Boston Mortgage Securities Corp., CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6.”  Each Collection Account shall be an Eligible Account acceptable to the Depositor and the Trust Administrator.  Funds deposited in a Collection Account may be drawn on by the related Servicer in accordance with Section 3.08.  Any funds deposited in a Collection Account shall either be invested in Eligible Investments or at all times be fully insured to the full extent permitted under applicable law.

(c)

As set forth in the Standard Terms.

(d)

As set forth in the Standard Terms.

(e)

As set forth in the Standard Terms.

(f)

As set forth in the Standard Terms.

(g)

Not applicable.

SECTION 3.06

Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow Accounts; Payments of Taxes, Insurance and Other Charges.

(a)

To the extent required by the related Mortgage Note and not violative of applicable law, the applicable Servicer shall segregate and hold all funds collected and received pursuant to a Non-Designated Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, in the case of Servicers “Credit Suisse First Boston Mortgage Securities Corp., CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6” or, if established and maintained by a Sub-Servicer on behalf of the a Servicer, “[Sub-Servicer’s name], in trust for [Servicer’s name]” or “[Sub-Servicer’s name], as agent, trustee and/or bailee of taxes and insurance custodial account for [Servicer’s name], its successors and assigns, for various owners of interest in [Servicer’s name] mortgage-backed pools.”  In the event that a Sub-Servicer employs a subservicer, the Escrow Accounts shall be titled “[name of Sub-Servicer’s subservicer] in trust for [Sub-Servicer’s name]”. The Escrow Accounts shall be Eligible Accounts. Funds deposited in the Escrow Account may be drawn on by the related Servicer in accordance with Section 3.06(d).

(b)

As set forth in the Standard Terms.

(c)

As set forth in the Standard Terms.

(d)

As set forth in the Standard Terms.

(e)

As set forth in the Standard Terms.

SECTION 3.07

Access to Certain Documentation and Information Regarding the Non-Designated Mortgage Loans; Inspections.

As set forth in Section 3.07 of the Standard Terms.

SECTION 3.08

Permitted Withdrawals from the Collection Accounts and Certificate Account.

As set forth in Section 3.08 of the Standard Terms.

SECTION 3.09

Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage Guaranty Insurance Policy; Claims; Restoration of Mortgaged Property.

As set forth in Section 3.09 of the Standard Terms.

SECTION 3.10

Enforcement of Due-on-Sale Clauses; Assumption Agreements.

As set forth in Section 3.10 of the Standard Terms.

SECTION 3.11

Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

(a)

As set forth in the Standard Terms.

(b)

As set forth in the Standard Terms.

(c)

As set forth in the Standard Terms.

(d)

As set forth in the Standard Terms.

(e)

As set forth in the Standard Terms.

SECTION 3.12

Trustee and Trust Administrator to Cooperate; Release of Mortgage Files.

As set forth in Section 3.12 of the Standard Terms.

SECTION 3.13

Documents, Records and Funds in Possession a Servicer to be Held for the Trust.

As set forth in Section 3.13 of the Standard Terms.

SECTION 3.14

Servicing Compensation and Master Servicing Compensation.

As set forth in Section 3.14 of the Standard Terms.

SECTION 3.15

Access to Certain Documentation.

The Master Servicer and each Servicer, other than Wells Fargo as Servicer, shall provide to the OTS and the FDIC, and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the related Non-Designated Mortgage Loans required by applicable regulations of the OTS and the FDIC.  Wells Fargo as Servicer shall provide to the Depositor and the Trustee, at the request of  the OTS and the FDIC, and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the related Non-Designated Mortgage Loans required by applicable regulations of the OTS and the FDIC.  Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer or such Servicer.  Nothing in this Section shall limit the obligation of the Master Servicer or any Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer or such Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.  Nothing in this Section 3.15 shall require the Master Servicer or any Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.

SECTION 3.16

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

As set forth in Section 3.16 of the Standard Terms.

SECTION 3.17

Special Serviced Mortgage Loans.

(a)

If directed by the Special Servicer and solely at the Special Servicer’s option, each Servicer, other than Bank of America or UMS (a “Transferring Servicer”), shall transfer the servicing of any Mortgage Loan (other than a UMS Serviced Mortgage Loan or Bank of America Serviced Loan) 90 days or more delinquent to the Special Servicer.  The Special Servicer shall thereupon assume all of the rights and obligations of the Transferring Servicer, as Servicer, hereunder arising thereafter and the Transferring Servicer shall have no further rights or obligations, as Servicer, hereunder with respect to such Mortgage Loan (except that the Special Servicer shall not be (i) liable for losses of the Transferring Servicer pursuant to Section 3.09 hereof or for any acts or omissions of the Transferring Servicer hereunder prior to the servicing transfer date, (ii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof or (iii) deemed to have made any representations and warranties of the Transferring Servicer hereunder).  Upon the transfer of the servicing of any such Mortgage Loan to the Special Servicer, the Special Servicer shall be entitled to the Servicing Fee and other compensation accruing after the servicing transfer date with respect to such Mortgage Loans pursuant to Section 3.14.

(b)

As set forth in the Standard Terms.

(c)

As set forth in the Standard Terms.

(d)

As set forth in the Standard Terms.

SECTION 3.18

Indemnification of the Trust Administrator, the Servicers and Master Servicer

As set forth in Section 3.18 of the Standard Terms.

SECTION 3.19

Notification of Adjustments

Not Applicable.

SECTION 3.20

Designated Mortgage Loans

As set forth in Section 3.20of the Standard Terms.

SECTION 3.21

Prepayment Premiums

Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment of a Non-Designated Mortgage Loan that requires the payment of a Prepayment Premium, the related Servicer may not waive any Prepayment Premium or portion thereof required by the terms of the related Mortgage Note unless (i) the related Mortgage Loan is in default or foreseeable default and such waiver (a) is standard and customary in servicing mortgage loans similar to the Mortgage Loans and (b) would, in the reasonable judgment of the related Servicer maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan, (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors’ rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law, (iii) the enforceability would be considered “predatory” pursuant to written guidelines issued by any applicable federal, state or local authority having jurisdiction over such matters, (iv) the related Servicer is unable to locate documentation sufficient to allow it to confirm the existence and amount of such Prepayment Premium after using commercially reasonable efforts to locate such documentation, which efforts shall include, but are not limited to, seeking such documentation from the Depositor, the Seller, the Custodians and from its own records or files or (v) the related Mortgaged Property has been damaged such  that the current value of the property has been reduced by at least half as a result of a natural disaster or other insured or uninsured peril, and the Mortgagor has elected to pay the related Mortgage Loan in full rather than rebuild the Mortgaged Property.  If one or more of the preceding conditions is satisfied, the related Servicer shall be obligated to waive the related Prepayment Premium.  For the avoidance of doubt, the related Servicer may waive a Prepayment Premium in connection with a short sale or short payoff on a defaulted Mortgage Loan.  If the related Servicer has waived all or a portion of a Prepayment Premium relating to a Principal Prepayment, other than as provided above, the related Servicer shall deliver to the Trust Administrator, to the extent such Prepayment Premium would have otherwise been payable to the Trust Administrator, no later than the next succeeding Cash Remittance Date, the amount of such Prepayment Premium (or such portion thereof as had been waived).  If the related Servicer has waived all or a portion of a Prepayment Premium for any reason, it shall notify the Trust Administrator and DLJMC and shall include such information, including but not limited to the reason for such waiver, in any monthly reports it provides the Trust Administrator.  For every Principal Prepayment of a Non-Designated Mortgage Loan that requires a Prepayment Premium, the Trust Administrator shall enforce the obligation of the related Servicer to either (a) notify the Trust Administrator of the waiver of such Prepayment Premium as indicated above or (b) to deliver to the Trust Administrator, to the extent such Prepayment Premium would have otherwise been payable to the Trust Administrator, the amount of such Prepayment Premium.

Notwithstanding any provision in this Agreement to the contrary, in the event the Prepayment Premium payable under the terms of the related Mortgage Note is less than the amount of the Prepayment Premium, such Servicer shall be permitted to conclusively rely on the information provided in the Mortgage Loan Schedule or any other information provided to such Servicer and set forth in the Mortgage Loan Schedule or other information provided to the related Servicer, such Servicer shall not have any liability or obligation with respect to such difference.  Wells Fargo, as Master Servicer, does not have any responsibilities pursuant to Section 3.03 of this Agreement with respect to any Prepayment Premium reported.

SECTION 3.22

Designated Mortgage Loans.

As set forth in Section 3.20 of the Standard Terms.

SECTION 3.23

[Reserved]

ARTICLE IV

PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

SECTION 4.01

Priorities of Distribution.

(A) On each Distribution Date, the Trust Administrator shall determine the amounts to be distributed to each Class of Certificates as follows:

(a)

with respect to the Group 1 Certificates, before the related Credit Support Depletion Date and from the Available Distribution Amount, subject to Section 4.01(B) below:

(i)

first, to the Senior Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)

second, to the Senior Certificates entitled to principal, the Senior Principal Distribution Amount, in the following order of priority;

(1) first, to the Class AR and Class AR-L Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

(2) second, to the Class A-3 and Class A-5 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

(b)

with respect to the Group C-B, Class AR and Class AR-L Certificates, before the related Credit Support Depletion Date, from the Available Distribution Amount remaining after giving effect to the distributions pursuant to Section 4.01(A)(a) above, subject to Sections 4.01(B) and 4.01(C) below, and further subject to any payments to the Senior Certificates pursuant to Section 4.06:

(i)

first, to the Class C-B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(ii)

second, to the Class C-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until its Class Principal Balance is reduced to zero;

(iii)

third, to the Class C-B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(iv)

fourth, to the Class C-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until its Class Principal Balance is reduced to zero;

(v)

fifth, to the Class C-B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(vi)

sixth, to the Class C-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until its Class Principal Balance is reduced to zero;

(vii)

seventh, to the Class C-B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(viii)

eighth, to the Class C-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until its Class Principal Balance is reduced to zero;

(ix)

ninth, to the Class C-B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(x)

tenth, to the Class C-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until its Class Principal Balance is reduced to zero;

(xi)

eleventh, to the Class C-B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(xii)

twelfth, to the Class C-B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until its Class Principal Balance is reduced to zero;

(xiii)

thirteenth, to the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates, in that order, up to an amount of Net Realized Losses for such Class, if any; provided, however, that any amounts distributed pursuant to this Section 4.01(A)(b)(xiii) will not cause a further reduction in the Class Principal Balances of any of the Group C-B Certificates; and

(xiv)

fourteenth, any remaining Available Distribution Amount, to the Class AR-L Certificates (to the extent that such amount is held by Subsidiary REMIC 1), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

(c)

On or after the related Credit Support Depletion Date, distributions of the Available Distribution Amount will be made with respect to the Senior Certificates as follows:

(i)

first, concurrently, to the Senior Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

(ii)

second, to the Senior Certificates entitled to principal, pro rata based on Class Principal Balances, as principal, the Senior Principal Distribution Amount, until their respective Class Principal Balances are reduced to zero; and

(iii)

third, to the Class AR-L Certificates (to the extent that such amount is held by Subsidiary REMIC 1), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

(B)  On each Distribution Date, the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Senior and Group C-B Certificates shall be reduced by the Trust Administrator by, the related Class’s pro rata share (based on the amount of the Interest Distribution Amount for each such Class before reduction pursuant to this Section 4.01(B)) of (i) Net Prepayment Interest Shortfalls experienced by the Mortgage Loans for such Distribution Date and (ii) each Relief Act Reduction for any Mortgage Loan incurred during the prior calendar month.

(C)  With respect to each Class of Group C-B Certificates, if on any Distribution Date the related Subordination Level of such Class is less than such percentage as of the Closing Date, no distribution of Principal Prepayments will be made to any Class or Classes of Group C-B Certificates junior to such Class (the “Restricted Classes”) and the amount otherwise distributable to the Restricted Classes in respect of such Principal Prepayments will be allocated among the remaining Classes of Group C-B Certificates, pro rata, based upon their respective Class Principal Balances.

(D)

The Trust Administrator shall distribute the Mortgage Loan Purchase Price of any Optional Termination or Mortgage Loan Auction Price from an Auction Purchaser in excess of the Par Value to the holder of the Class AR-L Certificate on the related Optional Termination Date or Auction Date, as applicable.

(E)

On the Closing Date, the Trust Administrator shall establish an account (the “Class PP Reserve Fund”), which shall be an Eligible Account.  The Class PP Reserve Fund shall be entitled “Class PP Reserve Fund, Wells Fargo Bank, N.A, as Trust Administrator on behalf of U.S. Bank, as Trustee for the benefit of the holders of the CSMC 2007-6 Class PP Certificates.”  On the Closing Date the Depositor will deposit $100 into the Class PP Reserve Fund.  On each Distribution Date, the Trust Administrator, shall distribute the aggregate of all Assigned Prepayment Premiums for the Mortgage Loans collected or paid by the related Servicers and received by the Trust Administrator with respect to the preceding Prepayment Period to the Class PP Certificates.  Beginning with the first Distribution Date immediately following the expiration of the latest prepayment penalty term with respect to the Mortgage Loans and in no event later than the Distribution Date in September 2012, to the extent of available funds, on such date, the Class PP Certificates shall be entitled to its outstanding Class Principal Balance from amounts on deposit in the Class PP Reserve Fund.  All funds in the Class PP Reserve Account shall remain uninvested.

SECTION 4.02

Allocation of Losses.

(a)

The Senior and Group C-B Certificates.  Realized Losses on the Mortgage Loans with respect to any Distribution Date shall be allocated by the Trust Administrator to the Classes of Senior and Group C-B Certificates as follows:

(i)

any Realized Loss on a Mortgage Loan shall be allocated first, to the Group C-B Certificates in decreasing order of their alphanumerical Class designations (beginning with the Class C-B-6 Certificates), until the respective Class Principal Balance of each such Class is reduced to zero, and second, to the Senior Certificates (other than the Notional Amount Certificates), pro rata, on the basis of their respective Class Principal Balances; provided, however, that Realized Losses which would otherwise be allocated to the Class A-3 Certificates, will instead be allocated to the Class A-5 Certificates, until the Class Principal Balance of the Class A-5 Certificates is reduced to zero.

(b)

On each Distribution Date, if the aggregate Class Principal Balance of all Senior and Class C-B Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to distributions of principal and the allocation of all losses to such Certificates on such Distribution Date), such excess will be deemed a principal loss and shall be allocated by the Trust Administrator to the most junior Class of Group C-B Certificates then outstanding, in reduction of its Class Principal Balance.

(c)

Any allocation by the Trust Administrator of Realized Losses to a Certificate or any reduction in the Certificate Balance of a Certificate pursuant to this Section 4.02 shall be accomplished by reducing its Certificate Balance, immediately following the distributions made on the related Distribution Date in accordance with the definition of “Certificate Balance.”

SECTION 4.03

Recoveries.

(a)

With respect to any Class of Certificates to which a Realized Loss has been allocated (including any such Class for which the related Class Principal Balance has been reduced to zero), the Class Principal Balance of such Class will be increased, up to the amount of related Recoveries for such Distribution Date as follows:

(i)

first, the Class Principal Balance of each Class of Senior Certificates will be increased pro rata, up to the amount of Net Recovery Realized Losses for each such Class, and

(ii)

second, the Class Principal Balance of Group C-B Certificates will be increased in order of seniority, up to the amount of Net Recovery Realized Losses for each such Class.

(b)

Any increase to the Class Principal Balance of a Class of Certificates shall increase the Certificate Balance of the related Class pro rata in accordance with each Certificate’s Percentage Interest.

SECTION 4.04

Monthly Statements to Certificateholders.

(a)

Not later than each Distribution Date, the Trust Administrator shall prepare and cause to be made available to each Certificateholder, the Master Servicer, each Servicer, the Trustee, the Depositor and each Rating Agency, a statement setting forth with respect to the related distribution the items listed in Exhibit S, other than items (i)(j), (ii)(j), (v)(h), (v)(n), (v)(q), (v)(r), (vii)(a)-(d), (viii)(a)-(g) and (ix)(a).

For purposes of the information reported in the monthly statement to certificateholders prepared by the Trust Administrator, a Mortgage Loan is considered to be delinquent when a payment due on any due date remains unpaid as of the close of business on the next following monthly due date.  The determination as to whether a Mortgage Loan falls into this category is made as of the close of business on the last business day of each month.  For example, a Mortgage Loan due for September 1 at the close of business on October 31 would be described as 30 to 59 days delinquent in the November trust and static pool reporting.

The Trust Administrator’s responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer and each Servicer which shall be provided as required in Section 4.05.

On each Distribution Date, the Trust Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trust Administrator and Bloomberg.  In connection with providing the information specified in this Section 4.04 to Bloomberg, the Trust Administrator and any director, officer, employee or agent of the Trust Administrator shall be indemnified and held harmless by DLJMC, to the extent, in the manner and subject to the limitations provided in Section 9.05.  The Trust Administrator will also make the monthly statements to Certificateholders available each month to each party referred to in Section 4.04(a) via the Trust Administrator’s website.  The Trust Administrator’s website can be accessed at http://www.ctslink.com or at such other site as the Trust Administrator may designate from time to time.  Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trust Administrator at (866) 846-4526.  The Trust Administrator shall have the right to change the way the reports referred to in this Section are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Certificateholders.  The Trust Administrator shall provide timely and adequate notification to all above parties and to the Certificateholders regarding any such change.  The Trust Administrator may fully rely upon and shall have no liability with respect to information provided by the Master Servicer or any Servicer.

(b)

Upon request, within a reasonable period of time after the end of each calendar year, the Trust Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in items (i)(c), (i)(d), (ii)(c) and (ii)(d) of Exhibit S aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trust Administrator pursuant to any requirements of the Code as from time to time in effect.

(c)

In addition to the foregoing, the Trust Administrator shall post an electronic file containing current loan level data with respect to the Mortgage Loans ("Loan Level Data"), on a monthly basis, to the website referred to in Section 4.04(a).  The Loan Level Data will include fields listed in Exhibit Y hereto or such other fields as may be agreed upon between the Depositor and the Trust Administrator.  The Loan Level Data will be based solely on information provided by the Servicers, and the Trust Administrator's provision of the Loan Level Data is subject to the availability, timeliness and accuracy of the information provided by the Servicers.  The Loan Level Data will not include any personally identifiable information, including but not limited to:  borrower name, borrower address, property address, borrower social security number, and originator's loan account number.  The Loan Level Data may include recent property valuation information, including based on a recent broker's price opinion.  As agreed to by the Depositor and the Trust Administrator, the format of the Loan Level Data may be modified at any time, and the posting of the Loan Level Data may be discontinued at any time.  The Trust Administrator will not be required to provide the Loan Level Data in paper form.

(d)

The Depositor shall prepare a report containing loan level information as of the cut-off date (the “Cut-off File”) and furnish it to the Trust Administrator no later than the Closing Date.  The format of and the data contained in such Cut-off File shall be determined solely by the Depositor, and shall be furnished by the Depositor to the Trust Administrator in a format intended for publication on the Trust Administrator’s website (“CTSLink”).  The Trust Administrator shall have no responsibility or liability for preparation of the Cut-off File, manipulation of data in the Cut-off File, the adequacy or accuracy of the information furnished by the Depositor in the Cut-off File, and furthermore shall have no liability for the provision of private borrower information therein.

(e)

Upon receipt of the Cut-off File, the Trust Administrator agrees to review the file to determine if the format of such file is substantially consistent with the requirements of Exhibit Z.  In the event the Trust Administrator determines the format of the Cut-off File provided to be generally inconsistent with Exhibit Z, the Trust Administrator shall return the file to the Depositor, and will not post the file on CTSLink.  Otherwise, the Trust Administrator shall post the file on CTSLink no later than the first Distribution Date for the securitization, and shall continue to host the Cut-off File on CTSLink until such time as the trust becomes inactive or is terminated.  At such time, the Trust Administrator shall have no further responsibility to host the Cut-off File on CTSLink.

SECTION 4.05

Servicers and Master Servicer to Cooperate.

Each Servicer shall provide to the Master Servicer the information set forth in Exhibit I or Exhibit I-A, as applicable, and any other information the Master Servicer requires, in such form as the Master Servicer shall reasonably request, or in such form as may be mutually agreed upon between such Servicer and the Master Servicer, with respect to each Mortgage Loan serviced by such Servicer no later than (i) with respect to a Servicer, other than Wells Fargo, twelve noon on the Data Remittance Date, and (ii) with respect to Wells Fargo, on the Data Remittance Date, to enable the Master Servicer to provide such information to the Trust Administrator.

The Master Servicer shall provide to the Trust Administrator the information set forth in Exhibit I or Exhibit I-A, as applicable, in such form as the Trust Administrator shall reasonably request no later than twelve noon on the Data Remittance Date to enable the Trust Administrator to calculate the amounts to be distributed to each Class of Certificates and otherwise perform its distribution, accounting and reporting requirements hereunder.

Each Servicer also shall provide to the Trust Administrator the information set forth in Exhibit I or Exhibit I-A, as applicable, solely relating to Payoffs received during the related Prepayment Period, in such form as the Trust Administrator shall reasonably request, or in such form as may be mutually agreed upon between such Servicer and the Trust Administrator, with respect to each Mortgage Loan serviced by such Servicer no later than the Additional Data Remittance Date, to enable the Trust Administrator to calculate the amounts to be distributed to each Class of Certificates and otherwise perform its distribution, accounting and reporting requirements hereunder.

SECTION 4.06

[Reserved]

SECTION 4.07

[Reserved]

SECTION 4.08

[Reserved]

SECTION 4.09

[Reserved]

SECTION 4.10

[Reserved]

SECTION 4.11

Deposit of Uncertificated REMIC Interests.

As set forth in Section 4.11 of the Standard Terms.

ARTICLE V

ADVANCES BY THE MASTER SERVICER AND SERVICERS

SECTION 5.01

Advances by the Master Servicer and Servicers.

As set forth in Section 5.01 of the Standard Terms.

ARTICLE VI

THE CERTIFICATES

SECTION 6.01

The Certificates.

The Certificates, other than the Uncertificated REMIC Interests, shall be in substantially the forms set forth in Exhibits A through H hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trust Administrator or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of such Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

Subject to Section 11.02 respecting the final distribution on the Certificates, on each Distribution Date the Trust Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trust Administrator at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Principal Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

The definitive Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by a Responsible Officer.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trust Administrator shall bind the Trust Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trust Administrator by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

The Depositor shall provide, or cause to be provided, to the Trust Administrator on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

SECTION 6.02

Registration of Transfer and Exchange of Certificates.

(a)

As set forth in the Standard Terms.

(b)

As set forth in the Standard Terms.

(c)

As set forth in the Standard Terms.

(d)

As set forth in the Standard Terms.

(e)

No transfer of any Private Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification.  Except in connection with any transfer of a Private Certificate by the Depositor to any affiliate or any transfer of a Private Certificate from the Depositor or an affiliate of the Depositor to an owner trust or other entity established by the Depositor, in the event that a transfer is to be made in reliance upon an exemption from the 1933 Act and such laws, in order to assure compliance with the 1933 Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Trust Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit M (the “Transferor Certificate”) and such Certificateholder’s prospective transferee shall (i) deliver a letter in substantially the form of either (A) Exhibit N-1 (the “Investment Letter”), provided that all of the Private Certificates of a Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, (B) Exhibit N-2 (the “Rule 144A Letter”) or (C) Exhibit N-3 (the “Regulation S Letter”) or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the 1933 Act and the Depositor consents to such transfer.  The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Private Certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A.  In the event that none of an Investment Letter, a Rule 144A Letter, a Regulation S Letter or an Opinion of Counsel referenced in (ii) above are furnished, such representations shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of a Private Certificate by any beneficial owner who purchases an interest in such Certificate in book-entry form.  The Trust Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence.  Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Depositor, the Seller, the Master Servicer and each Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(f)

(i)  No transfer of an ERISA Restricted Certificate shall be made unless the Trust Administrator shall have received in accordance with Exhibit N-1, Exhibit N-2, Exhibit N-3 or Exhibit O, as applicable, either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement (“Plan”), which representation letter shall not be an expense of the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchaser and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of a Plan, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Modification Oversight Agent, the Trust Administrator, the Master Servicer, the Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representations shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of an ERISA-Restricted Certificate by any beneficial owner who purchases an interest in such Certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Plan is attempted without the delivery to the Trust Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect;

(ii)

The following legend shall appear on each ERISA-Restricted Certificate:

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY ONLY BE TRANSFERRED IF THE TRANSFEREE DELIVERS TO THE TRUSTEE AND THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A PERSON ACQUIRING SUCH CERTIFICATE FOR, ON BEHALF OF OR WITH THE ASSETS OF SUCH A PLAN OR ARRANGEMENT (“BENEFIT PLAN INVESTOR”) OR (II) IF THE CERTIFICATE IS THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE AND THE TRUST ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A BENEFIT PLAN INVESTOR IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUST ADMINISTRATOR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

(g)

Additional restrictions on transfers of the Residual Certificates to Disqualified Organizations are set forth below:

(i)

Each Person who has or who acquires any ownership interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trust Administrator or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Residual Certificate are expressly subject to the following provisions:

(1)

Each Person holding or acquiring any ownership interest in a Residual Certificate shall be other than a Disqualified Organization and shall promptly notify the Trust Administrator of any change or impending change in its status as other than a Disqualified Organization.

(2)

In connection with any proposed transfer of any ownership interest in a Residual Certificate to a U.S. Person, the Trust Administrator shall require delivery to it, and shall not register the transfer of a Residual Certificate until its receipt of (1) an affidavit and agreement (a “Transferee Affidavit and Agreement” attached hereto as Exhibit O) from the proposed transferee, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other things, that it is not a non-U.S. Person, that such transferee is other than a Disqualified Organization, that it is not acquiring its ownership interest in a Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its ownership interest in a Residual Certificate, it will endeavor to remain other than a Disqualified Organization, and that it has reviewed the provisions of this Section 6.02(g) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit P, from the Holder wishing to transfer a Residual Certificate, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

(3)

Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed transferee under clause (B) above, if the Trust Administrator has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an ownership interest in a Residual Certificate to such proposed transferee shall be effected.

(4) Each Person holding or acquiring any ownership interest in a Residual Certificate agrees, by holding or acquiring such ownership interest, to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership interest and to provide a certificate to the Trust Administrator in the form attached hereto as Exhibit P.

(ii)

The Trust Administrator shall register the transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit P and all of such other documents as shall have been reasonably required by the Trust Administrator as a condition to such registration.

(iii)

(A) If any Disqualified Organization shall become a Holder of a Residual Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Residual Certificate.  If any non-U.S. Person shall become a Holder of a Residual Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Residual Certificate. The Trust Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02(g) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

(B)

If any purported transferee of a Residual Certificate shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 6.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Depositor shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Depositor on such terms as the Depositor may choose.  Such purported transferee shall promptly endorse and deliver a Residual Certificate in accordance with the instructions of the Depositor.  Such purchaser may be the Depositor itself or any affiliate of the Depositor.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Depositor or its affiliates), expenses and taxes due, if any, shall be remitted by the Depositor to such purported transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Depositor, and the Depositor shall not be liable to any Person having an ownership interest or a purported ownership interest in a Residual Certificate as a result of its exercise of such discretion.

(iv)

The Master Servicer and each Servicer, on behalf of the Trust Administrator, shall make available, upon written request from the Trust Administrator, all information reasonably available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Residual Certificate to any Person who is not other than a Disqualified Organization, including the information regarding “excess inclusions” of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a Disqualified Organization.  Reasonable compensation for providing such information may be required by the Master Servicer, the Trust Administrator or the Servicer from such Person.

(v)

The provisions of this Section 6.02(g) set forth prior to this Section (v) may be modified, added to or eliminated by the Depositor, provided that there shall have been delivered to the Trust Administrator the following:

(1)

written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current rating of the Certificates; and

(2)

a certificate of the Depositor stating that the Depositor has received an Opinion of Counsel, in form and substance satisfactory to the Depositor, to the effect that such modification, addition to or elimination of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that (i) the Trust Fund may be subject to an entity-level tax caused by the transfer of a Residual Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the transfer of applicable Residual Certificate to a Person which is not other than a Disqualified Organization.

(vi)

The following legend shall appear on each Residual Certificate:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUST ADMINISTRATOR THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(h)

The Trust Administrator shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02; provided, however, that the Trust Administrator shall not register the transfer of any Residual Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Residual Certificate as set forth in this Section 6.02.

SECTION 6.03

Mutilated, Destroyed, Lost or Stolen Certificates.

As set forth in Section 6.03 of the Standard Terms.

SECTION 6.04

Persons Deemed Owners.

As set forth in Section 6.04 of the Standard Terms.

SECTION 6.05

Access to List of Certificateholders’ Names and Addresses.

As set forth in Section 6.05 of the Standard Terms.

SECTION 6.06

Maintenance of Office or Agency.

As set forth in Section 6.06 of the Standard Terms.

SECTION 6.07

Book-Entry Certificates.

As set forth in Section 6.07 of the Standard Terms.

SECTION 6.08

Notices to Clearing Agency.

As set forth in Section 6.08 of the Standard Terms.

SECTION 6.09

Definitive Certificates.

As set forth in Section 6.09 of the Standard Terms.

ARTICLE VII

THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE MODIFICATION OVERSIGHT AGENT, THE SERVICERS AND THE SPECIAL SERVICER

SECTION 7.01

Liabilities of the Seller, the Depositor, the Master Servicer, the Servicers, the Modification Oversight Agent and the Special Servicer.

As set forth in Section 7.01 of the Standard Terms.

SECTION 7.02

Merger or Consolidation of the Seller, the Depositor, the Master Servicer, the Modification Oversight Agent, the Servicers or the Special Servicer.

As set forth in Section 7.02 of the Standard Terms.

SECTION 7.03

Limitation on Liability of the Seller, the Depositor, the Master Servicer, the Modification Oversight Agent, the Servicers, the Special Servicer and Others.

None of the Depositor, the Master Servicer, any Servicer, the Seller, the Modification Oversight Agent, the Special Servicer nor any of the directors, officers, employees or agents of the Depositor, the Master Servicer, any Servicer, the Modification Oversight Agent,  the Special Servicer or the Seller shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, any Servicer, the Modification Oversight Agent, the Special Servicer or the Seller against any breach of representations or warranties made by it herein or protect the Depositor, the Master Servicer, any Servicer, the Modification Oversight Agent, the Special Servicer or the Seller or any such director, officer, employee or agent from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

The Depositor, the Master Servicer, any Servicer, the Modification Oversight Agent, the Special Servicer and the Seller and any director, officer, employee or agent of the Depositor, the Master Servicer, any Servicer, the Special Servicer or the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Depositor, each Servicer, the Modification Oversight Agent, the Special Servicer and each Seller and any director, officer, employee or agent of the Depositor, any Servicer, the Special Servicer or the Seller shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action or threatened legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  None of the Depositor, the Master Servicer, any Servicer, the Modification Oversight Agent, the Special Servicer or the Seller shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor, the Master Servicer, any Servicer, the Modification Oversight Agent, the Special Servicer or the Seller may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee, the Trust Administrator and the Certificateholders hereunder; provided, however, that in the event the related Servicer agrees, at the request of the Seller, to act on behalf of such Seller in any dispute or litigation that is not incidental to such Servicer’s duties hereunder and that relates to the origination of a Mortgage Loan, such Seller shall pay all expenses associated with the management and defense of such claim.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Master Servicer, the Modification Oversight Agent, the Special Servicer or any Servicer be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Master Servicer, the Special Servicer or the Servicer has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 7.04

Master Servicer, the Modification Oversight Agent, and Servicer Not to Resign; Transfer of Servicing.

(a)

As set forth in the Standard Terms.

(b)

As set forth in the Standard Terms.

(c)

As set forth in the Standard Terms.

(d)

As set forth in the Standard Terms.

(e)

As set forth in the Standard Terms.

SECTION 7.05

Master Servicer, Seller, Special Servicer, Modification Oversight Agent and Servicers May Own Certificates.

As set forth in Section 7.05 of the Standard Terms.

ARTICLE VIII

DEFAULT

SECTION 8.01

Events of Default.

As set forth in Section 8.01 of the Standard Terms.

SECTION 8.02

Master Servicer to Act; Appointment of Successor.

As set forth in Section 8.02 of the Standard Terms.

SECTION 8.03

Notification to Certificateholders.

As set forth in Section 8.03 of the Standard Terms.

SECTION 8.04

Waiver of Events of Default.

As set forth in Section 8.03 of the Standard Terms.

ARTICLE IX

CONCERNING THE TRUSTEE

SECTION 9.01

Duties of Trustee.

As set forth in Section 9.01 of the Standard Terms.

SECTION 9.02

Certain Matters Affecting the Trustee.

As set forth in Section 9.02 of the Standard Terms.

SECTION 9.03

Trustee Not Liable for Certificates or Mortgage Loans.

As set forth in Section 9.03 of the Standard Terms.

SECTION 9.04

Trustee May Own Certificates.

As set forth in Section 9.04 of the Standard Terms.

SECTION 9.05

Trustee’s Fees and Expenses.

As set forth in Section 9.05 of the Standard Terms.

SECTION 9.06

Eligibility Requirements for Trustee.

As set forth in Section 9.06 of the Standard Terms.

SECTION 9.07

Resignation and Removal of Trustee.

As set forth in Section 9.07 of the Standard Terms.

SECTION 9.08

Successor Trustee.

As set forth in Section 9.08 of the Standard Terms.

SECTION 9.09

Merger or Consolidation of Trustee.

As set forth in Section 9.09 of the Standard Terms.

SECTION 9.10

Appointment of Co-Trustee or Separate Trustee.

As set forth in Section 9.10 of the Standard Terms.

SECTION 9.11

Office of the Trustee.

As set forth in Section 9.11 of the Standard Terms.

ARTICLE X

CONCERNING THE TRUST ADMINISTRATOR

SECTION 10.01

Duties of Trust Administrator.

As set forth in Section 10.01 of the Standard Terms.

SECTION 10.02

Certain Matters Affecting the Trust Administrator.

As set forth in Section 10.02 of the Standard Terms.

SECTION 10.03

Trust Administrator Not Liable for Certificates or Mortgage Loans.

As set forth in Section 10.03 of the Standard Terms.

SECTION 10.04

Trust Administrator May Own Certificates.

As set forth in Section 10.04 of the Standard Terms.

SECTION 10.05

Trust Administrator’s Fees and Expenses.

As compensation for its services hereunder, the Trust Administrator shall be entitled to withdraw from the Certificate Account (i) the amount of the Trust Administrator Fee, if any, pursuant to Section 3.08(b)(i) for each Mortgage Loan prior to any distributions on the Certificates and (ii) the investment income or other benefit derived from balances in the Certificate Account pursuant to Section 3.05(e).  The Trust Administrator and any director, officer, employee or agent of the Trust Administrator shall be indemnified by DLJMC (or if DLJMC shall fail to do so, by the Trust) and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, (c) the Custodial Agreement or (d) the performance of any of the Trust Administrator’s duties hereunder or under the Custodial Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trust Administrator’s duties hereunder or incurred by reason of any action of the Trust Administrator taken at the direction of the Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Master Servicer or a Servicer; provided however, that the sum of (x) such indemnity amounts payable by DLJMC or the Trust to the Trust Administrator pursuant to this Section 10.05 and (y) the indemnity amounts payable by DLJMC or the Trust to the Master Servicer pursuant to Section 3.14(c), shall not exceed $200,000 per year; provided, further, that any amounts not payable by DLJMC or the Trust to the Trust Administrator due to the preceding proviso shall be payable by DLJMC (or if DLJMC fails to do so, by the Trust) in any succeeding year, subject to the aggregate $200,000 per annum limitation imposed by the preceding proviso; provided that DLJMC will promptly reimburse the Trust for any amounts paid by the Trust if DLJMC failed to make such payment to the Trust Administrator.  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trust Administrator hereunder.  Without limiting the foregoing, DLJMC (or if DLJMC fails to do so, the Trust) shall, except as otherwise agreed upon in writing by DLJMC and the Trust Administrator, and except for any such expense, disbursement or advance as may arise from the Trust Administrator’s negligence, bad faith or willful misconduct, pay or reimburse the Trust Administrator (up to a maximum of $150,000), for all reasonable expenses, disbursements and advances incurred or made by the Trust Administrator in accordance with any of the provisions of this Agreement with respect to:  (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trust Administrator, to the extent that the Trust Administrator must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates.  In addition, DLJMC (or if DLJMC fails to do so, the Trust) shall pay or reimburse the Trust Administrator for recertification fees required to be paid by the Trust Administrator pursuant to a Custodial Agreement.  Except as otherwise provided herein, the Trust Administrator shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trust Administrator in the ordinary course of its duties as Trust Administrator, Registrar, Tax Matters Person or Paying Agent hereunder.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Trust Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trust Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 10.06

Eligibility Requirements for Trust Administrator.

The Trust Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and (c) with respect to every successor Trust Administrator hereunder an institution the long-term unsecured debt obligations of which are rated at least “A/F1” or better by Fitch and BBB or better by S&P unless the failure of the Trust Administrator’s long-term unsecured debt obligations to have such ratings would not result in the lowering of the ratings originally assigned to any Class of Certificates.  In addition, if Fitch is a Rating Agency, the Trust Administrator hereunder at all times (i) may not be a Master Servicer, a Servicer, the Depositor or an affiliate of the Depositor unless the Trust Administrator is in an institutional trust department of the Trust Administrator and (ii) must be rated at least “A/F1” on its long term debt obligations by Fitch or such other rating acceptable to Fitch pursuant to a rating confirmation.  If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section 10.06, the Trust Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof.

SECTION 10.07

Resignation and Removal of Trust Administrator.

As set forth in Section 10.07 of the Standard Terms.

SECTION 10.08

Successor Trust Administrator.

As set forth in Section 10.08 of the Standard Terms.

SECTION 10.09

Merger or Consolidation of Trust Administrator.

As set forth in Section 10.09 of the Standard Terms.

SECTION 10.10

Appointment of Co-Trust Administrator or Separate Trust Administrator.

As set forth in Section 10.10 of the Standard Terms.

SECTION 10.11

Office of the Trust Administrator.

As set forth in Section 10.11 of the Standard Terms.

SECTION 10.12

Tax Return.

As set forth in Section 10.12 of the Standard Terms.

SECTION 10.13

[Reserved].

SECTION 10.14

[Reserved].

ARTICLE XI

TERMINATION

SECTION 11.01

Termination upon Liquidation or Purchase of all Mortgage Loans.

The obligations and responsibilities of the Master Servicer, the Special Servicer, the Servicers, the Modification Oversight Agent, the Seller, the Depositor, the Trustee and the Trust Administrator created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of:

(A)  the purchase by the Terminating Entity, at its election, of all the Mortgage Loans and all property acquired in respect of any remaining Mortgage Loan which purchase right the Terminating Entity may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date being herein referred to as the “Optional Termination Date”) on or after the date on which the aggregate Principal Balance of the Mortgage Loans, at the time of the purchase is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; or

 (B)

the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement; or

(C)

the purchase by the Auction Purchaser of all Mortgage Loans and all property acquired in respect of any remaining Mortgage Loan (the “Trust Collateral”) as described below.

In no event shall the trust created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement or (ii) the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

The “Mortgage Loan Purchase Price” for any such Optional Termination shall be equal to the greater of (a) the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Mortgage Rate, to but not including the Due Date in the month of the final Distribution Date (or the Net Mortgage Rate with respect to any Mortgage Loan currently serviced by the entity exercising such Optional Termination) and (ii) with respect to any REO Property, the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case and (iii) any remaining unreimbursed Advances and Servicing Advances and unpaid Servicing Fees, other than any remaining unreimbursed Advances and Servicing Advances and unpaid Servicing Fees, if any, due to the Terminating Entity, and other amounts payable to the Trustee and Trust Administrator (the sum of (i), (ii) and (iii), collectively, the “Par Value”) and (b) the Fair Market Value of all of the property of the Trust.  The “Fair Market Value” shall be the fair market value of all of the property of the Trust subject to an Optional Termination, as agreed upon between the Terminating Entity and a majority of the holders of the Class AR-L Certificates; provided, however, that if the Terminating Entity and a majority of the holders of the Class AR-L Certificates do not agree upon the fair market value of all of such property of the Trust, the Terminating Entity, or an agent appointed by the Terminating Entity, shall solicit bids for all of such property of the Trust until it has received three bids, and the Fair Market Value shall be equal to the highest of such three bids.  The Trust Administrator shall give notice to the Rating Agencies of election to purchase the Mortgage Loans pursuant to this Section 11.01 and of the Optional Termination Date.

On any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date (the “Auction Date”), the Trust Administrator shall solicit bids for the all of the Trust Collateral from at least three institutions that are regular purchasers and/or Seller in the secondary market of residential whole mortgage loans similar to the Mortgage Loans.  If the Trust Administrator receives at least three bids for all of the Trust Collateral, and one of such bids is equal to or greater than the Par Value, the Trust Administrator shall sell all of the Trust Collateral to the highest bidder (the “Auction Purchaser”) at the price offered by the Auction Purchaser (the “Mortgage Loan Auction Price”).  If the Trust Administrator receives less than three bids, or does not receive any bid that is equal to or greater than the Par Value, the Trust Administrator shall, on each six-month anniversary of the initial Auction Date, repeat these auction procedures until the Trust Administrator receives a bid that is equal to or greater than the Par Value, and sells all of the Trust Collateral to the Auction Purchaser at the Mortgage Loan Purchase Price; provided, however, that the Trust Administrator shall not be required to repeat these auction procedures on any Distribution Date for any six-month anniversary of the initial Auction Date unless the Trust Administrator reasonably believes that there is a reasonable likelihood of receiving a bid in excess of the Par Value.  The Trust Administrator shall give notice to the Rating Agencies and each Servicer that is servicing any of the Mortgage Loans of the sale of all of the Trust Collateral pursuant to this Section 11.01 (an “Auction Sale”) and of the Auction Date.  Notwithstanding anything to the contrary herein, the Auction Purchaser shall not be the Depositor or DLJMC or any of their respective affiliates.

SECTION 11.02

Determination of the Terminating Entity

(a)

If any Servicer intends to be the Terminating Entity, such party must give written notice to the Trust Administrator no later than twenty (20) days prior to the first day of the Optional Termination Notice Period.  Upon receiving such notice, the Trust Administrator shall immediately request from DLJMC and DLJMC shall deliver no later than seventeen (17) days prior to the first day of the Optional Termination Notice Period a letter indicating whether or not DLJMC retains the servicing rights to any Mortgage Loan.

(b)

With respect to the purchase of the Mortgage Loans, the Trust Administrator shall determine the “Terminating Entity” as follows:

(i) DLJMC, if it is the owner of the servicing rights with respect to any Mortgage Loan on the Optional Termination Date;

(ii) SPS, if (a) DLJMC is not the owner of the servicing rights with respect to any Mortgage Loan on the Optional Termination Date and (b) SPS is a Servicer with respect to any Mortgage Loan on the Optional Termination Date and SPS has given notice to the Trust Administrator pursuant to Section 11.02(a) above;

(iii) the Majority Servicer on the Optional Termination Date, if (a) DLJMC is not the owner of the servicing rights with respect to any Mortgage Loan on the Optional Termination Date and (b) SPS has not given notice to the Trust Administrator pursuant to Section 11.02(a) above.

(c)

No later than fifteen (15) days prior to the first day of the Optional Termination Notice Period, the Trust Administrator shall provide notice to each Servicer that is a servicer of any of the Mortgage Loans of the occurrence of the Optional Notice Period and the identity of those parties who may be entitled to be the Terminating Entity.

SECTION 11.03

Procedure Upon Optional Termination or Auction Sale.

(a)

In case of any Optional Termination the Terminating Entity shall, no later than ten (10) days prior to the first day of the Optional Termination Notice Period notify the Trustee and Trust Administrator of such Optional Termination Date and of the applicable purchase price of the Mortgage Loans to be purchased.  Upon the purchase by the Terminating Entity of any Mortgage Loans pursuant to Section 11.01, the Trust Administrator shall notify each Servicer that is servicing any of such Mortgage Loans of such purchase.

(b)

Any purchase of the Mortgage Loans by the Terminating Entity shall be made on an Optional Termination Date by deposit of the applicable purchase price into the Certificate Account, as applicable, before the Distribution Date on which such purchase is effected.  Upon receipt by the Trust Administrator of an Officer’s Certificate of the Terminating Entity certifying as to the deposit of such purchase price into the Certificate Account, the Trustee and the Trust Administrator and each co-trust administrator and separate trust administrator, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Terminating Entity execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Terminating Entity  to vest title in the Terminating Entity in the Mortgage Loans so purchased and shall transfer or deliver to the Terminating Entity the purchased Mortgage Loans.  Any distributions on the Mortgage Loans which have been subject to an Optional Termination received by the Trust Administrator subsequent to (or with respect to any period subsequent to) the Optional Termination Date shall be promptly remitted by it to the Terminating Entity.

(c)

Any purchase of the Trust Collateral by the related Auction Purchaser shall be made on an Auction Date by receipt of the Trust Administrator of the related Mortgage Loan Auction Price from the Auction Purchaser, and deposit of the such Mortgage Loan Auction Price into the Certificate Account by the Trust Administrator before the Distribution Date on which such purchase is effected.  Upon deposit of such purchase price into the Certificate Account, the Trustee and the Trust Administrator and each co-trust administrator and separate trust administrator, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Auction Purchaser execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Auction Purchaser to vest title in the Auction Purchaser in the Trust Collateral so purchased and shall transfer or deliver to the Auction Purchaser the purchased Trust Collateral.

(d)

Notice of the Distribution Date on which the Trust Administrator anticipates that the final distribution shall be made on a Class of Certificates (whether upon Optional Termination, Auction Sale or otherwise), shall be given promptly by the Trust Administrator by first class mail to Holders of the affected Certificates.  Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the applicable Optional Termination Date, Auction Date or date of final distribution, as the case may be.  Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated, (ii) the amount of such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

(e)

In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trust Administrator shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

(f)

Notwithstanding anything to the contrary herein, the occurrence of an Optional Termination or Auction Sale shall be subject to, and shall in no way adversely affect the right of Bank of America to continue servicing and collecting its Servicing Fee for any Bank of America Serviced Mortgage Loan that remains outstanding at the time of such Optional Termination.

SECTION 11.04

Additional Termination Requirements.

(a)

In the event the Terminating Entity exercises an Optional Termination pursuant to Section 11.01(A) or an Auction Sale pursuant to Section 11.01(C), the REMIC holding the Mortgage Loans shall be liquidated in accordance with the following additional requirements, unless the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a “prohibited transaction” of any REMIC, as described in Section 860F of the Code, or (ii) cause any REMIC formed hereby to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)

within 90 days prior to the final Distribution Date set forth in the notice given by the Trust Administrator under Section 11.03, the Holder of the Class AR-L Certificates shall adopt a plan of complete liquidation of Subsidiary REMIC 1; and

(ii)

at or after the time of adoption of any such plan of complete liquidation for such Subsidiary REMIC and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of such Subsidiary REMIC to the Terminating Entity for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of such REMIC prior to the close of that calendar quarter.

(b)

Upon the exercise of an Optional Termination by the Terminating Entity or upon the occurrence of an Auction Sale, in each case, pursuant to paragraph (a) of this Section if no Subsidiary REMIC shall remain outstanding following such termination, the Middle REMICs and the Master REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a “prohibited transaction” of any REMIC formed hereby, as described in Section 860F of the Code, or (ii) cause any REMIC formed hereby to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)

concurrently with the adoption of the plan of complete liquidation of the Subsidiary REMIC, as set forth in paragraph (a) of this Section, the Holder of the Class AR Certificates shall adopt a plan of complete liquidation of the Master REMIC and each Middle REMIC; and

(ii)

at or after the time of adoption of any such plan of complete liquidation for the Master REMIC and each Middle REMIC, and at or prior to the final Distribution Date of the Subsidiary REMIC, the Trustee shall sell all of the assets of the Master REMIC and each Middle REMIC to the Depositor for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Master REMIC or either Middle REMIC prior to the close of that calendar quarter.

(c)

By its acceptance of a Residual Certificate, the Holder thereof hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the Master REMIC, each Middle REMIC and Subsidiary REMIC 1.

ARTICLE XII

MISCELLANEOUS PROVISIONS

SECTION 12.01

Amendment.

(a)

This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Modification Oversight Agent, the Special Servicer, the Servicers, the Seller, the Trust Administrator and the Trustee, without the consent of any of the Certificateholders,

(i)

to cure any error or ambiguity,

(ii)

to correct or supplement any provisions herein that may be inconsistent with any other provisions herein or in the Prospectus Supplement,

(iii)

to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of any REMIC formed hereby as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect the status of any REMIC formed hereby as a REMIC or adversely affect in any material respect the interests of any Certificateholder,

(iv)

in connection with the appointment of a successor servicer, to modify, eliminate or add to any of the servicing provisions, provided the Rating Agencies confirm the rating of the Certificates;

(v)

to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event.  Any amendment pursuant to this Section 12.01(a)(v) shall not be deemed to adversely affect in any material respect the interests of any Certificateholders if a letter is obtained from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates;

(vi)

Notwithstanding any other provision of this Agreement, no amendment shall be made affecting the rights of the Holders of the Class PP Certificates to receive Assigned Prepayment Premiums, including any amendment to Section 3.22, without the consent of 100% of the Holders of the Class PP Certificates; or

(vii)

to comply with the provisions of Regulation AB.

(b)

This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Modification Oversight Agent, the Special Servicer, the Servicers, the Seller, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Stated Principal Balance of the Mortgage Loans specified in Section 11.01(A) relating to optional termination of the Trust Fund, (v) change the percentage of the Stated Principal Balance of the Mortgage Loans specified in the last two paragraphs of Section 11.01 relating to an Auction Sale or (vi) modify the provisions of this Section 12.01.

It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

(c)

Not applicable.

(d)

As set forth in the Standard Terms.

(e)

As set forth in the Standard Terms.

(f)

As set forth in the Standard Terms.

(g)

As set forth in the Standard Terms.

(h)

Not applicable.

(i)

As set forth in the Standard Terms.

(j)

Not applicable.

SECTION 12.02

Recordation of Agreement; Counterparts.

As set forth in Section 12.02 of the Standard Terms.

SECTION 12.03

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 12.04

Intention of Parties.

As set forth in Section 12.04 of the Standard Terms.

SECTION 12.05

Notices.

In addition to other notices provided under this Agreement, the Trust Administrator shall notify the Rating Agencies in writing: (a) of any substitution of any Mortgage Loan; (b) of any payment or draw on any insurance policy applicable to the Mortgage Loans; (c) of the final payment of any amounts owing to a Class of Certificates; (d) any Event of Default under this Agreement; and (e) in the event any Mortgage Loan is purchased in accordance with this Agreement.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention:  Peter Sack (with a copy to Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention:  Bruce Kaiserman), (ii) in the case of the Trustee, the Corporate Trust Office, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee, (iii) in the case of Wells Fargo, as Master Servicer and as Trust Administrator, the Corporate Trust Office, or such other address as may be hereafter furnished to the Depositor and the Trustee by Wells Fargo in writing, (iv) in the case of DLJMC, 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Bruce Kaiserman (with a copy to DLJMC, 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Pete Sack), or such other address as may be hereafter furnished to the Depositor and the Trustee by DLJMC in writing, (v) in the case of Standard and Poor’s Ratings Services, a division of The McGraw Hill Companies, 55 Water Street, New York, New York, Attention: Martin Kennedy, (vi) in the case of Moody’s Investors Service, 99 Church Street, New York, New York 10007, (vii) in the case of Fitch Ratings, One State Street Plaza, New York, New York 10004, (viii)  in the case of SPS, Select Portfolio Servicing, Inc, 3815 South West Temple, Salt Lake City, Utah, Attention: General Counsel, (ix) in the case of Wells Fargo, as a Servicer, to Wells Fargo Bank, N.A., 1 Home Campus, Des Moines, IA  50328-0001, Attention: John Brown, MAC X2302-033, with a copy to Wells Fargo Bank, N.A., 1 Home Campus, Des Moines, IA  50328-0001, Attention: General Counsel MAC X2401-06T, (x) in the case of UMS, Universal Master Servicing, LLC, 200 South Tryon Street, Suite 900, Charlotte, NC 28202, Attention: Michael Schlaff or such other address as may be hereafter furnished to the Depositor and the Trustee by UMS in writing, (xi) in the case of Bank of America, to Bank of America, National Association, 201 N. Tryon Street, Charlotte, NC  28255, Attention: Secondary Marketing Manager,  and (xii) in the case of any notice or notification required to be delivered by the Trust Administrator to the Depositor pursuant to Article XIII, to Credit Suisse First Boston Mortgage Securities Corporation via facsimile at (917) 362-7936 or via e-mail at bruce.kaiserman@credit-suisse.com.  Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

SECTION 12.06

Severability of Provisions.

As set forth in Section 12.06 of the Standard Terms.

SECTION 12.07

Limitation on Rights of Certificateholders.

As set forth in Section 12.07 of the Standard Terms.

SECTION 12.08

Certificates Nonassessable and Fully Paid.

As set forth in Section 12.08 of the Standard Terms.

SECTION 12.09

Protection of Assets.

Except for transactions and activities entered into in connection with the securitization that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

(i)

borrow money or issue debt;

(ii)

merge with another entity, reorganize, liquidate or sell assets; or

(iii)

engage in any business or activities.

Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

SECTION 12.10

Non-Solicitation.

From and after the date of this Agreement, each of the Depositor, the Seller, the Master Servicer, the Servicers, the Modification Oversight Agent, the Trust Administrator and the Trustee agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on any such party's behalf, to personally, by telephone, by mail, or electronically by e-mail or through the internet or otherwise, solicit the borrower or obligor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part.  Notwithstanding the foregoing, it is understood and agreed that neither (i) promotions undertaken by the Depositor, the Seller, the Master Servicer, any Servicer, the Modification Oversight Agent, the Trust Administrator or the Trustee or any affiliate of any such party that originates mortgage loans in the normal course, which are directed to the general public at large, or segments thereof, including, without limitation, mass mailings based on commercially acquired mailing lists or newspaper, radio and television advertisements nor (ii) serving the refinancing needs of a Mortgagor who, without solicitation, contact either party in connection with the refinance of such Mortgage or Mortgage Loan, shall constitute solicitation under this Section 12.10, provided, that no segment of the general public shall consist primarily of the borrowers or obligors under the Mortgage Loans.  None of the Depositor, the Seller, the Master Servicer, a Servicer, the Modification Oversight Agent, the Trust Administrator or the Trustee shall permit the sale of the name of any Mortgagor or any list of names that consist primarily of the Mortgages to any Person.

ARTICLE XIII

EXCHANGE ACT REPORTING

SECTION 13.01

Commission Reporting.

The Trust Administrator, each Servicer and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust’s satisfying the reporting requirements under the Exchange Act.  The Trust Administrator shall prepare on behalf of the Depositor any Forms 8-K, 10-D and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations of the Commission thereunder, and, except as provided herein, the Depositor shall sign and the Trust Administrator shall file (via EDGAR) such Forms on behalf of the Depositor.

Form 10-D and From 10-K require the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.”  The Depositor hereby represents to the Trust Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Trust Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no.”  The Trust Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

SECTION 13.02

Form 10-D Reporting

Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Trust Administrator shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Trust Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached thereto.  Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit R hereto to the Depositor and the Trust Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Trust Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit R hereto, within 5 calendar days after the related Distribution Date, (i) the parties set forth thereon shall be required to provide to the Trust Administrator and the Depositor, to the extent known by a responsible party thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable together with an additional disclosure notification in the form of Exhibit V hereto (an “Additional Disclosure Notification”) and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trust Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

After preparing the Form 10-D, the Trust Administrator shall forward electronically a copy of the Form 10-D to the Depositor for review.  The Trust Administrator will provide a copy of the Form 10-D to the Depositor by the 11th calendar day after the related Distribution Date. On the 12th calendar day after the related Distribution Date, the Depositor will provide any changes or approval to the Trust Administrator (which may be furnished electronically).  In the absence of receipt of any written changes or approval, the Trust Administrator shall be entitled to assume that such Form 10-D is in final form and the Trust Administrator may proceed with the execution and filing of the Form 10-D.  No later than the 13th calendar day after the related Distribution Date, the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Trust Administrator.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trust Administrator will follow the procedures set forth in Section 13.05.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trust Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Trust Administrator.  Each party to this Agreement acknowledges that the performance by the Trust Administrator of its duties under this Section 13.02 related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 13.02.  The Trust Administrator shall not have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Trust Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 13.03

Form 10-K Reporting

On or prior to the 90th day after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2008, the Trust Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trust Administrator within the applicable time frames set forth in this Agreement, the related Custodial Agreements and the related Designated Servicing Agreement, (i) the Item 1123 Certification for each Servicer, each Additional Servicer, the Master Servicer and Trust Administrator as described under Section 13.06, (ii)(A) the Assessment of Compliance with servicing criteria for each Servicer, each Servicing Function Participant, the Master Servicer, Trust Administrator and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”), as described under Section 13.07, and (B) if any Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the Accountant’s Attestation for each Reporting Servicer, as described under Section 13.08, and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section 13.09 (provided, however, that the Trust Administrator, at its discretion may omit from the Form 10-K any annual compliance statement, assessment of compliance or attestation report that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit W hereto to the Depositor and the Trust Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Trust Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit W hereto, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008, (i) the parties set forth on Exhibit W shall be required to provide to the Trust Administrator and the Depositor, to the extent known by a responsible officer,  a notice in the form of Exhibit V hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trust Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

After preparing the Form 10-K, the Trust Administrator shall forward electronically a copy of the Form 10-K to the Depositor for review. Within three (3) business days of receipt, but in no event later than March 25, the Depositor shall notify the Trust Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of any written changes or approval, the Trust Administrator shall be entitled to assume that such Form 10-K is in final form.  No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Trust Administrator.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trust Administrator will follow the procedures set forth in Section 13.05.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trust Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Trust Administrator.  The parties to this Agreement acknowledge that the performance by the Trust Administrator of its duties under this Section 13.03 related to the timely preparation and filing of Form 10-K is contingent upon such parties (and the Custodians, Designated Servicers and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under Article XIII.  The Trust Administrator shall not have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trust Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 13.04

Form 8-K Reporting

Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Trust Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit T hereto to the Depositor and the Trust Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Trust Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

As set forth on Exhibit T hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties to this transaction shall be required to provide to the Trust Administrator and the Depositor, to the extent known by a responsible officer thereof, a notice in the form of Exhibit V attached hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trust Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

After preparing the Form 8-K, the Trust Administrator shall forward electronically a copy of the Form 8-K to the Depositor for review.  Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Trust Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K.  In the absence of receipt of any written changes or approval, the Trust Administrator shall be entitled to assume that such Form 8-K is in final form and the Trust Administrator may proceed with the execution and filing of the Form 8-K.  No later than noon New York City time on the 4th Business Day after the Reportable Event, the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Trust Administrator.  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trust Administrator will follow the procedures set forth in Section 13.05.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trust Administrator will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Trust Administrator.  The parties to this Agreement acknowledge that the performance by the Trust Administrator of its duties under this Section 13.04 related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 13.04.  The Trust Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Trust Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 13.05

Delisting; Amendment; Late Filing of Reports

On or before January 30 of the first year in which the Trust Administrator is able to do so under applicable law, the Trust Administrator shall prepare and file a Form 15 Suspension Notification relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

In the event that the Trust Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trust Administrator will promptly, but no later than within one business day, notify electronically the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A or 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Trust Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended to include additional disclosure in connection with any additional Form 10-D disclosure (other than for the purpose of restating any Monthly Statement), additional Form 10-K or Form 8-K disclosure information, the Trust Administrator will electronically notify the Depositor and the affected parties and the Trust Administrator shall prepare and file, and such parties will cooperate in the preparation and filing of any necessary Form 8-K/A, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by the Depositor.  The parties to this Agreement acknowledge that the performance by the Trust Administrator and the Master Servicer of its duties under this Section 13.05 related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  Neither the Trust Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Trust Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 13.06

Annual Statements of Compliance

The Master Servicer, the Trust Administrator, the Modification Oversight Agent and each Servicer (including the Special Servicer) shall deliver or otherwise make available (and the Master Servicer, the Trust Administrator, the Modification Oversight Agent and each Servicer shall cause any Additional Servicer engaged by it to deliver or otherwise make available) to the Depositor, the Trustee and the Trust Administrator on or before March 15 of each year, commencing in March 2008, an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

The Master Servicer shall include all Item 1123 Certificates received by it from each Servicer with its Item 1123 Certificate to be submitted to the Trust Administrator pursuant to this Section.

In the event the Master Servicer, the Trust Administrator or any Additional Servicer engaged by any such party is terminated or resign pursuant to the terms of this Agreement, or any applicable agreement in the case of an Additional Servicer, as the case may be, such party shall provide an Item 1123 Certificate pursuant to this Section 13.06 or to such applicable agreement, as the case may be, notwithstanding  any such termination, assignment or resignation.

The Master Servicer shall enforce any obligation of any Designated Servicer, to the extent set forth in the related Designated Servicing Agreement, to deliver to the Master Servicer an Item 1123 Certificate as may be required pursuant to the related Designated Servicing Agreement.  The Master Servicer shall include such Item 1123 Certificate with its own Item 1123 Certificate to be submitted to the Trust Administrator, the Depositor and the Trustee pursuant to this Section.

Notwithstanding anything to the contrary in this Section, Wells Fargo in its capacity as a Servicer shall deliver its Item 1123 Certificate to the Master Servicer (only so long as Wells Fargo is the Master Servicer) who in turn will forward such items to the appropriate parties.

SECTION 13.07

Annual Assessments of Compliance

By March 15 of each year, commencing in March 2008, the Master Servicer, the Trust  Administrator, the Modification Oversight Agent and each Servicer (including the Special Servicer), each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Trust Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 13.03, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

No later than the end of each fiscal year for the Trust for which a 10-K is required to be filed, each Servicer (including the Special Servicer) and the Master Servicer shall each forward to the Trust Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Trust Administrator so long as the Master Servicer and the Trust Administrator are the same person).  When the Master Servicer, the Modification Oversight Agent and each Servicer (or any Servicing Function Participant engaged by them) submit their Assessments of Compliance to the Trust Administrator, such parties will also at such time include the Assessments of Compliance (and Accountant’s Attestation), pursuant to Section 13.08, of each Servicing Function Participant engaged by it.

Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Trust Administrator, a Servicer, a Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Trust Administrator shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit Q and on any similar exhibit set forth in each Designated Servicing Agreement in respect of each Designated Servicer and the Custodial Agreements in respect of the Custodians and notify the Depositor of any exceptions.  None of such parties will be required to deliver any such assessments until March 30 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

The Master Servicer shall include all Assessments of Compliance received by it from the Servicers (including the Special Servicer) with its own Assessment of Compliance to be submitted to the Trust Administrator pursuant to this Section.

In the event the Master Servicer, the Trust Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 13.07, or to such other applicable agreement, notwithstanding any termination, assignment or resignation.

The Master Servicer shall enforce any obligation of the Designated Servicers and the Custodians, to the extent set forth in the related Designated Servicing Agreement or Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Designated Servicing Agreement or Custodial Agreement, as applicable.  The Master Servicer shall include such Assessment of Compliance with its own Assessment of Compliance to be submitted to the Trust Administrator and the Trustee pursuant to this Section.

Notwithstanding anything to the contrary in this Section, Wells Fargo, in its capacity as a Servicer shall deliver its Assessment of Compliance to the Master Servicer (only so long as Wells Fargo is the Master Servicer) who in turn will forward such items to the appropriate parties.

SECTION 13.08

Accountant’s Attestation

By March 15 of each year, commencing in 2008, the Master Servicer, the Trust Administrator and each Servicer (including the Special Servicer), each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Trust Administrator or a Servicer (including the Special Servicer) or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Trust Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

Promptly after receipt of such Accountant’s Attestations from the Master Servicer, each Servicer (including the Special Servicer), each Designated Servicer, each Custodian, the Trust Administrator or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Trust Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such assessments until March 30 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

The Master Servicer shall include each Accountant’s Attestation furnished to it by the Servicers with its own Accountant’s Attestation to be submitted to the Trust Administrator pursuant to this Section.

In the event the Master Servicer, the Trust Administrator, any Custodian, any Servicer or Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, or any applicable Custodial Agreement, Servicing Agreement or sub-servicing agreement, as the case may be, such party shall at its own expense cause a registered public accounting firm to provide an Accountant’s Attestation pursuant to this Section 13.08, or other applicable agreement, notwithstanding any such termination, assignment or resignation.

The Master Servicer shall enforce any obligation of the Designated Servicers and the Custodians, to the extent set forth in the related Designated Servicing Agreement and the related Custodial Agreement, as applicable, to deliver to the Master Servicer an attestation as may be required pursuant to, the related Designated Servicing Agreement or Custodial Agreement as applicable.  The Master Servicer shall include each such attestation with its own Accountant’s Attestation to be submitted to the Trust Administrator pursuant to this Section.

SECTION 13.09

Sarbanes-Oxley Certification

Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”), required to be included therewith pursuant to the Sarbanes-Oxley Act.  Each Servicer (including the Special Servicer), the Master Servicer and the Trust Administrator shall provide, and each Servicer, the Master Servicer and the Trust Administrator shall cause any Servicing Function Participant engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 15 of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit U, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely.  The Depositor shall serve as the Certifying Person on behalf of the Trust.  In the event any such party or any Servicing Function Participant engaged by such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 13.09 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

The Master Servicer shall enforce any obligation of the Designated Servicers, to the extent set forth in the related Designated Servicing Agreement, to deliver to the Master Servicer a certification similar to the Back-Up Certification as may be required pursuant to the related Designated Servicing Agreement.

SECTION 13.10

Indemnification

Each party required to deliver an Assessment of Compliance and an Accountant’s Attestation and/or an Item 1123 Certification under Article XIII (each, a “Responsible Party”) shall indemnify and hold harmless the Trust Administrator, the Master Servicer and the Depositor and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such Responsible Party of any if its obligations under this Article XIII including particularly its obligation to provide any Back-Up Certification, any Assessment of Compliance and an Accountant’s Attestation and/or an Item 1123 Certification or any information, data or materials required to be included in any 1934 Act report, (b) any misstatement or omission in any information, data or materials provided by such Responsible Party (or, in the case of the Trust Administrator or Master Servicer, any material misstatement or material omission in (i) any 1123 Certification, Assessment of Compliance or Accountant’s Attestation delivered by it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement or (ii) any additional Form 10-D, Form 10-K or Form 8-K disclosure concerning the Master Servicer or the Trust Administrator, or (c) the negligence, bad faith or willful misconduct of such Responsible Party in connection with the performance of any if its obligations hereunder.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, the Trust Administrator or the Depositor, then each Responsible Party agrees that it shall contribute to the amount paid or payable by Trust Administrator, the Master Servicer or the Depositor, as applicable, as a result of any claims, losses, damages or liabilities incurred by the Master Servicer, the Trust Administrator or the Depositor, as applicable, in such proportion as is appropriate to reflect the relative fault of Trust Administrator or the Depositor, as applicable, on the one hand and such Responsible Party, on the other.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

IN WITNESS WHEREOF, the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Modification Oversight Agent, the Trustee and the Trust Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the first day of September 2007.

CREDIT SUISSE FIRST BOSTON MORTGAGE

SECURITIES CORP., as Depositor

By:_____________________________

Name:

Title:

DLJ MORTGAGE CAPITAL, INC., as Seller

By:_____________________________

Name:

Title:

WELLS FARGO BANK, N.A., as Master Servicer

and Trust Administrator

By:_____________________________

Name:

Title:

SELECT PORTFOLIO SERVICING, INC., as

Servicer, Special Servicer and Modification Oversight Agent

By:_____________________________

Name:

Title:

BANK OF AMERICA, NATIONAL

ASSOCIATION, as a Servicer

By:_____________________________

Name:

Title:

UNIVERSAL MASTER SERVICING, LLC, as a

Servicer

By: RMS Management Company, LLC

By:_____________________________

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:_____________________________

Name:

Title:

WELLS FARGO BANK, N.A., as Servicer

By:_____________________________

Name:

Title:

STATE OF NEW YORK

)

: ss.:

COUNTY OF NEW YORK

)

On this ___ day of September 2007, before me, personally appeared __________, known to me to be a ____________ of Credit Suisse First Boston Mortgage Securities  Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK

)

: ss.:

COUNTY OF NEW YORK

)

On the ___ day of September 2007 before me, personally appeared __________, known to me to be a ____________  of DLJ Mortgage Capital, Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________

Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA

       )

: ss.:

COUNTY OF MECKLENBURG

       )

On the ___ of September 2007 before me, a Notary Public in and for said State, personally appeared __________ known to me to be a ____________ of Universal Master Servicing L.L.C., that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

 STATE OF MINNESOTA

)

: ss.:

COUNTY OF RAMSEY

)

On the ___ of September 2007 before me, a Notary Public in and for said State, personally appeared __________ known to me to be a ____________ of U.S. Bank National Association, a New York banking corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND                  )

: ss.:

COUNTY OF HOWARD                   )

On the ___ September 2007 before me, a Notary Public in and for said State, personally appeared__________ known to me to be an ____________ of Wells Fargo Bank, N.A., a national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND                 )

: ss.:

COUNTY OF FREDERICK              )

On the ___ of September 2007 before me, a Notary Public in and for said State, personally appeared __________ known to me to be a ____________ of Wells Fargo Bank, N.A., a national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK

)

: ss.:

COUNTY OF NEW YORK

)

On the ___ of September 2007 before me, a Notary Public in and for said State, personally appeared __________ known to me to be a ____________ of Bank of America, National Association, Inc., a national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[NOTARIAL SEAL]

STATE OF UTAH

)

: ss.:

COUNTY OF SALT LAKE

)

On the ___ of September 2007 before me, a Notary Public in and for said State, personally appeared __________ known to me to be an ____________ of Select Portfolio Servicing, Inc., the Utah corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_________________________

Notary Public

[NOTARIAL SEAL]